AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 2013
1933 Act File No. 33-52850
1940 Act File No. 811-07242

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No.	[ 35 ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No.	[ 36 ]

(Check appropriate box or boxes)

THE CUTLER TRUST
(Exact Name of Registrant as Specified in Charter)
525 Bigham Knoll
Jacksonville, Oregon 97530

Registrant's Telephone Number, including Area Code:   (513) 587-3400

Tina H. Bloom
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
 (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/ X /	on November 1, 2013 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CUTLER EQUITY FUND
Ticker: CALEX

The Cutler Equity Fund seeks current income and
long-term capital appreciation.

CUTLER FIXED INCOME FUND
Ticker: CALFX

The Cutler Fixed Income Fund seeks to achieve
high income over the long-term.

Prospectus

November 1, 2013

The Securities and Exchange Commission has not approved or disapproved the Funds’ shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Risk/Return Summaries	3
Cutler Equity Fund	3
Cutler Fixed Income Fund	9
Information Relevant to Both Funds	16
Investment Objective, Principal Investment Strategies and Related Risks of the Funds	17
Cutler Equity Fund	17
Cutler Fixed Income Fund	20
Related Risk	25
Management	26
The Adviser	26
Portfolio Managers	27
Other Service Providers	28
Shareholder Services Plan	28
Your Account	29
How to Contact the Funds	29
General Information	29
Buying Shares	31
Exchanging Shares	33
Investment Procedures	34
Selling Shares	35
Frequent Purchases and Redemptions of Fund Shares	39
Other Information	40
Distributions	40
Federal Taxes	40
Organization	42
Financial Highlights	43
Privacy Notice	45
For More Information	back cover

RISK/RETURN SUMMARY

CUTLER EQUITY FUND

INVESTMENT OBJECTIVE

The investment objective of the Cutler Equity Fund (the “Equity Fund”) is current income and long-term capital appreciation.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay if you buy and hold shares of the Equity Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Service Fees	0.06%
Other Expenses	0.34%
Total Annual Fund Operating Expenses	1.15%

Example
This Example is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 117	$ 365	$ 633	$1,398

Portfolio Turnover
The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Equity Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Equity Fund’s performance. During the most recent fiscal year, the Equity Fund’s portfolio turnover rate was 8% of the average value of its portfolio (see footnote (c) on page 43).

PRINCIPAL INVESTMENT STRATEGIES OF THE EQUITY FUND

In seeking to meet its investment objective, the Equity Fund expects that under normal conditions at least 80% of its assets will be invested in a diversified portfolio of common stocks according to the investment style of the Fund’s investment adviser, Cutler Investment Counsel, LLC (the “Adviser”). For purposes of this policy, “assets” shall mean net assets plus the amount of any borrowings for investment purposes (although the Equity Fund is not currently permitted to do so). The Adviser chooses investments in common stocks based on its judgment of fundamental value, which emphasizes stocks that the Adviser judges to have favorable dividend yields and growth prospects relative to comparable companies. Factors deemed particularly relevant in determining fundamental value include:

•	earnings

•	dividend and market price histories

•	balance sheet characteristics

•	perceived management skills

Changes in economic and political outlooks, as well as corporate developments affecting individual companies, can influence specific security prices. The Equity Fund typically invests in stocks of companies that have a total market capitalization of at least $10 billion and, in the Adviser’s opinion, have institutional ownership that is sufficiently broad to provide adequate liquidity suitable to the Fund’s holdings.

The Adviser uses both “top-down” and “bottom-up” approaches, and investment selections are made using a fundamental approach. Top-down research involves the study of economic trends in the domestic and global economy, such as the fluctuation in interest or unemployment rates. These factors help to identify industries and sectors with the potential to outperform as a result of major economic developments. Bottom-up research involves detailed analysis of specific companies. Important factors include industry characteristics, profitability, growth dynamics, industry positioning, strength of management, valuation and expected return for the foreseeable future. Particular attention is paid to a company’s ability to pay or increase its current dividend.

The Adviser will sell securities for any one of three possible reasons:

•	When another company is found by the Adviser to have a higher current dividend yield or better potential for capital appreciation and dividend growth.

•
If the industry moves in an unforeseen direction that negatively impacts the positioning of a particular investment or if the company’s strategy, execution or industry positioning itself deteriorates. The Adviser develops specific views on how industries are likely to evolve and how individual companies will participate in industry growth and change.

•	If the Adviser believes that a company’s management is not acting in a forthright manner.

PRINCIPAL RISKS OF INVESTING IN THE EQUITY FUND

There is no assurance that the Equity Fund will achieve its investment objective. The Equity Fund’s net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Equity Fund may be worth less than its original cost. The Equity Fund, by itself, does not provide a complete investment program.

Stock Market Risk
All investments made by the Equity Fund have some risk. Among other things, the market value of any security in which the Equity Fund may invest is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of the issuer’s worth.

The Equity Fund may be an appropriate investment if you are seeking long-term growth in your investment and are willing to tolerate significant fluctuations in the value of your investment in response to changes in the market value of the stocks the Fund holds. This type of market movement may affect the price of the securities of a single issuer, a segment of the domestic stock market or the entire market. The investment style utilized for the Equity Fund could fall out of favor with the market.

Management Risk
Because the Equity Fund is actively managed, it is subject to the risk that the investment strategies, techniques and risk analyses employed by the Adviser may not produce the desired results. Poor security selection and/or investments that have unfavorable portfolio maturities could cause the Equity Fund’s return to be lower than anticipated. Current income may be significant or very little, depending upon the Adviser’s portfolio selections for the Equity Fund.

Large-Cap Company Risk
The Equity Fund may invest in large capitalization (“large-cap”) companies. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended period of economic expansion.

Mid-Cap Company Risk
The Equity Fund may invest in mid-capitalization (“mid-cap”) companies. Mid-cap companies often involve higher risks than large-cap companies because these companies may lack the financial resources, product diversification and competitive strengths of larger companies. In addition, the frequency and volume of the trading of securities of mid-cap companies is substantially less than is typical of larger companies. Therefore, the securities of mid-cap companies may be subject to greater price fluctuations. Mid-cap companies also may not be widely followed by investors, which can lower the demand for their stock.

In summary, but not inclusive of all possible risks , you could lose money on your investment in the Equity Fund, or the Fund could underperform other investments, if any of the following occurs:

•	The stock market goes down

•	The stock market undervalues the stocks in the Equity Fund’s portfolio

•	The Adviser’s judgment as to the value of the Equity Fund’s stocks proves to be mistaken

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Equity Fund by showing the changes in the Fund’s performance from year to year for the last ten calendar years, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Equity Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current to the most recent month end, is available by calling 1-888-CUTLER4 (1-888-288-5374).

Annual Total Returns

The Equity Fund’s 2013 year-to-date total return through September 30, 2013 is 18.43% .

During the periods shown in the bar chart, the highest quarterly return was 15.58% during the quarter ended June 30, 2003 and the lowest quarterly return was -18.66% during the quarter ended December 31, 2008 .

Average Annual Total Returns For Periods Ended December 31, 2012
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

	1 Year	5 Years	10 Years
Cutler Equity Fund
Return Before Taxes	9.44%	3.31%	7.23%
Return After Taxes on Distributions	9.21%	3.03%	6.92%
Return After Taxes on Distributions and Sale of Fund Shares	6.43%	2.78%	6.29%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%

MANAGEMENT OF THE EQUITY FUND

Investment Adviser
Cutler Investment Counsel, LLC

Portfolio Managers
Matthew C. Patten and Erich M. Patten, are primarily responsible for the day-to-day management of the portfolio of the Equity Fund. Matthew Patten is an Investment Committee Member and Portfolio Manager of the Adviser and has been Co-Portfolio Manager of the Equity Fund since March 2003. Erich Patten is an Investment Committee Member, Portfolio Manager and Chief Investment Officer of the Adviser and has been Co-Portfolio Manager of the Equity Fund since June 2003.

RISK/RETURN SUMMARY

CUTLER FIXED INCOME FUND

INVESTMENT OBJECTIVE

The investment objective of the Cutler Fixed Income Fund (the “Fixed Income Fund”) is to seek to achieve high income over the long-term.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay if you buy and hold shares of the Fixed Income Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Service Fees	0.00%
Other Expenses	1.04%
Total Annual Fund Operating Expenses	1.54%

Example
This Example is intended to help you compare the cost of investing in the Fixed Income Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fixed Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fixed Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 157	$ 486	$ 839	$1,834

Portfolio Turnover
The Fixed Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fixed Income Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fixed Income Fund’s performance. During the most recent fiscal period ended June 30, 2013, the Fixed Income Fund’s portfolio turnover rate was 34%.

PRINCIPAL INVESTMENT STRATEGIES OF THE FIXED INCOME FUND

The Fixed Income Fund invests principally in a diversified portfolio of investment grade fixed income securities that are believed to generate a high level of current income. The Fixed Income Fund normally invests in investment grade fixed income securities consisting primarily of obligations issued by the U.S. Government, agencies of the U.S. Government, instruments related to U.S. Government securities and U.S. corporate debt securities. The Adviser considers these types of securities to be the Fixed Income Fund’s core holdings. In seeking to meet its investment objective, the Fixed Income Fund expects that under normal conditions at least 80% of its assets will be invested in fixed income securities. For purposes of this policy, “assets” shall mean net assets plus the amount of any borrowings for investment purposes (although the Fixed Income Fund is not currently permitted to do so).

An investment grade security is one which is rated investment grade by either Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or an unrated security that the Adviser believes to be of comparable quality. The Fixed Income Fund may invest in:

•
United States Treasury obligations, including T-bills, notes, bonds, inflation-indexed bonds and other debt obligations issued by the U.S. Treasury, and obligations of U.S. Government Agencies that are backed by the full faith and credit of the U.S. Government. Such U.S. Government Agencies include the Private Export Funding Corporation, Overseas Private Investment Corporation, Small Business Administration, Government National Mortgage Association (GNMA), Department of Housing and Urban Development and U.S. Maritime Administration.

•
Securities issued or guaranteed by agencies and instrumentalities of the U.S. Government, but not explicitly backed by the full faith and credit of the U.S. Government. These include the Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac), Federal Farm Credit Banks, Tennessee Valley Authority, and Federal Home Loan Bank.

•
Mortgage-Backed and Other Asset-Backed Securities. Mortgage-backed securities are obligations representing an undivided interest in, or collateralized by, pools of mortgages. These obligations, in effect, “pass-through” the monthly interest and principal payments (including prepayments) made by the individual borrowers on the pooled mortgage loans to the holders of the securities. U.S. Government agency mortgage-backed issues include securities issued by GNMA, Fannie Mae and Freddie Mac. GNMA securities are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government, while Fannie Mae and Freddie Mac securities are guaranteed only by the issuing agency. The Fixed Income Fund may also invest in corporate mortgage-backed securities or other asset-backed securities that have an investment grade rating. Asset-backed securities represent a group of assets that are combined or pooled for sale to investors and may be backed by receivables such as credit card, auto and student loans.

•	U.S. corporate debt securities (obligations of a corporation to pay interest and repay principal). They include commercial paper, notes, bonds and debentures.

The Adviser’s primary focus is on individual security selection, rather than attempting to anticipate major interest rate moves. The Adviser uses a value-oriented buy discipline to identify securities that are believed to offer a yield advantage over others of similar quality or to exhibit stable or improving credit quality that may be unrecognized by other investors. Portfolio securities may be sold when price appreciation causes a security to lose its yield advantage, or when credit quality begins to deteriorate. In the event the rating of a fixed income security held by the Fixed Income Fund is reduced below investment grade, the Adviser is not required to sell the security, but will consider this event in its determination of whether the Fund should continue to hold such security.

To increase the Fixed Income Fund’s income potential, the Adviser may invest any amount it deems desirable in each of the various types of fixed income securities, and adjust the investment ratios from time to time, so long as the Fund remains diversified. There is no set average maturity for the portfolio. The Fixed Income Fund allocates its assets among different types of securities and maturities based upon the Adviser’s view of the relative value of each security or maturity. The Adviser may respond to changing market and other conditions by adjusting the type of securities held by the Fixed Income Fund and its average portfolio maturity. The Fixed Income Fund may invest in either fixed rate or variable rate debt securities.

PRINCIPAL RISKS OF INVESTING IN THE FIXED INCOME FUND

All investments made by the Fixed Income Fund have some risk. There is no assurance that the Fixed Income Fund will achieve its investment objective. The Fixed Income Fund’s net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Fixed Income Fund may be worth less than its original cost. The Fixed Income Fund, by itself, does not provide a complete investment program.

Management Risk
Because the Fixed Income Fund is actively managed, it is subject to the risk that the investment strategies, techniques and risk analyses employed by the Adviser may not produce the desired results. Poor security selection and/or investments that have unfavorable portfolio maturities could cause the Fixed Income Fund’s return to be lower than anticipated. Current income may be significant or very little, depending upon the Adviser’s portfolio selections for the Fixed Income Fund.

Fixed Income Securities Risk

•
Interest Rate Risk. When interest rates rise, bond prices generally fall and when interest rates fall, bond prices generally rise. In an environment of relatively low interest rates, the risk that fixed income prices may fall is potentially greater. Interest rate risk increases as average maturity increases. Interest rate increases can cause the price of a fixed income security to decline, resulting in a price decline for the Fixed Income Fund. Thus, when the Fixed Income Fund emphasizes securities with longer maturities, you are exposed to greater interest rate risk. All income-oriented securities, even those of highest quality, are subject to some degree of interest rate risk.

•
Credit Risk. Credit risk is associated with a borrower’s ability to pay interest and principal when due. A borrower’s inability to make its payment obligations could result in a significant loss of income, causing the Fixed Income Fund’s price to decline. Credit risk increases as overall portfolio quality decreases. Thus, when the Fixed Income Fund invests in lower-quality securities, you are exposed to increased credit risk.

•
Call Risk. Call risk for corporate bonds is the possibility that borrowers will prepay their debt prior to the scheduled maturity date, resulting in the probability of reinvesting the proceeds at lower interest rates. If interest rates decline when the Fixed Income Fund is emphasizing longer maturing securities, you are exposed to greater call risk because issuers of callable bonds are more likely to pay off their bonds before the maturity date. This may cause a reduction of income to the Fixed Income Fund.

•
Liquidity Risk. Liquidity risk is the risk that a bond could not be sold at an advantageous time or price due to limited market demand. If a bond is downgraded or drops in price, or if adverse conditions exist within the bond market, the demand for a bond may be limited, making that bond difficult to sell.

In summary, but not inclusive of all possible risks, you could lose money on your investment in the Fixed Income Fund, or the Fund could underperform other investments, if any of the following occurs:

•	Interest rates rise

•	A borrower is unable to pay interest or principal when due

•	The fixed income market becomes illiquid

•	The stock market goes down

•	The Adviser’s judgment as to the direction of interest rates or the attributes of the Fixed Income Fund’s securities proves to be mistaken

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Fixed Income Fund by showing the changes in the Fund’s performance from year to year for the last ten calendar years, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fixed Income Fund is the successor to The Elite Income Fund (the “Predecessor Fund”), a mutual fund which has substantially similar investment objectives, strategies and policies. The performance provided in the bar chart and performance table that follow includes that of the Predecessor Fund for periods prior to September 28, 2012. For certain periods, performance has been positively impacted by expense reimbursements made by the investment adviser of the Predecessor Fund. How the Fixed Income Fund and the Predecessor Fund have performed in the past is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current to the most recent month end, is available by calling 1-888-CUTLER4 (1-888-288-5374).

Annual Total Returns

The Fixed Income Fund’s 2013 year-to-date total return through September 30, 2013 is -1.92%.

During the periods shown in the bar chart, the highest quarterly return was 7.20% during the quarter ended June 30, 2009 and the lowest quarterly return was -2.21% during the quarter ended September 30, 2008.

Average Annual Total Returns For Periods Ended December 31, 2012

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

	1 Year	5 Years	10 Years
Cutler Fixed Income Fund
Return Before Taxes	2.66%	5.95%	4.62%
Return After Taxes on Distributions	1.62%	4.41%	3.02%
Return After Taxes on Distributions and Sale of Fund Shares	1.76%	4.23%	3.02%
Barclays Intermediate U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	3.89%	5.18%	4.62%
Barclays Short-Term U.S. Government Index (reflects no deduction for taxes)	0.51%	2.49%	2.84%

MANAGEMENT OF THE FIXED INCOME FUND

Investment Adviser
Cutler Investment Counsel, LLC

Portfolio Manager
Xavier J. Urpi is primarily responsible for the day-to-day management of the portfolio of the Fixed Income Fund. Mr. Urpi is a Member, Portfolio Manager and Director of Fixed Income of the Adviser and has been Portfolio Manager of the Fixed Income Fund since the Fund’s September 2012 inception.

INFORMATION RELEVANT TO BOTH FUNDS

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment
$2,500 ($2,000 for IRA)

Minimum Subsequent Investment
No minimum ($100 for Systematic Investment Plans)

General Information
You may initiate transactions to purchase or redeem (sell) shares of the Funds by written request, by telephone or through your financial intermediary.

TAX INFORMATION

Each Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
STRATEGIES AND PRINCIPAL RISKS OF THE FUNDS

INVESTMENT OBJECTIVES

The investment objective of the Equity Fund is current income and long-term capital appreciation. The investment objective of the Equity Fund may not be changed without shareholder approval.

The investment objective of the Fixed Income Fund is to seek to achieve high income over the long-term. The investment objective of the Fixed Income Fund may be changed by the Trustees without shareholder approval.

CUTLER EQUITY FUND

PRINCIPAL INVESTMENT STRATEGIES OF THE CUTLER EQUITY FUND

In seeking to meet its investment objective, the Equity Fund expects that under normal conditions at least 80% of its assets will be invested in a diversified portfolio of common stocks according to the Adviser’s investment style. For purposes of this policy, “assets” shall mean net assets plus the amount of any borrowings for investment purposes (although the Equity Fund is not currently permitted to do so). The Equity Fund will provide the Fund’s shareholders with at least 60 days prior notice of any change by the Board of Trustees in this investment policy.

The Adviser chooses investments in common stocks based on its judgment of fundamental value, which emphasizes stocks that the Adviser judges to have favorable dividend yields and growth prospects relative to comparable companies. Factors deemed particularly relevant in determining fundamental value include:

•	earnings

•	dividend and market price histories

•	balance sheet characteristics

•	perceived management skills

Changes in economic and political outlooks, as well as corporate developments affecting individual companies, can influence specific security prices. The Equity Fund typically invests in stocks of companies that have a total market capitalization of at least $10 billion and, in the Adviser’s opinion, have institutional ownership that is sufficiently broad to provide adequate liquidity suitable to the Fund’s holdings.

The Adviser uses both “top-down” and “bottom-up” approaches, and investment selections are made using a rigorous fundamental approach. Top-down research involves the study of economic trends in the domestic and global economy, such as the fluctuation in interest or unemployment rates. These factors help to identify industries and sectors with the potential to outperform as a result of major economic developments. Bottom-up research involves detailed analysis of specific companies. Important factors include industry characteristics, profitability, growth dynamics, industry positioning, strength of management, valuation and expected return for the foreseeable future. Particular attention is paid to a company’s ability to pay or increase its current dividend.

The Adviser will sell securities for any one of three possible reasons:

•	When another company is found by the Adviser to have a higher current dividend yield or better potential for capital appreciation and dividend growth.

•
If the industry moves in an unforeseen direction that negatively impacts the positioning of a particular investment or if the company’s strategy, execution or industry positioning itself deteriorates. The Adviser develops specific views on how industries are likely to evolve and how individual companies will participate in industry growth and change.

•	If the Adviser believes that a company’s management is not acting in a forthright manner.

It is not the Equity Fund’s intent to engage in active and frequent trading of its portfolio securities based upon price movements alone. However, the Equity Fund’s rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. Frequent trading could increase the amount of capital gains realized by the Equity Fund and the Equity Fund’s transaction costs. The Equity Fund may hold cash or cash equivalents such as high quality, short-term money market instruments pending investment to retain flexibility in meeting redemptions and paying expenses.

PRINCIPAL RISKS OF INVESTING IN THE CUTLER EQUITY FUND

There is no assurance that the Equity Fund will achieve its investment objective. The Equity Fund’s net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Equity Fund may be worth less than its original cost. The Equity Fund, by itself, does not provide a complete investment program.

Stock Market Risk
All investments made by the Equity Fund have some risk. Among other things, the market value of any security in which the Equity Fund may invest is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of the issuer’s worth.

The Equity Fund may be an appropriate investment if you are seeking long-term growth in your investment and are willing to tolerate significant fluctuations in the value of your investment in response to changes in the market value of the stocks the Fund holds. This type of market movement may affect the price of the securities of a single issuer, a segment of the domestic stock market or the entire market. The investment style utilized for the Equity Fund could fall out of favor with the market.

Management Risk
Because the Equity Fund is actively managed, it is subject to the risk that the investment strategies, techniques and risk analyses employed by the Adviser may not produce the desired results. Poor security selection and/or investments that have unfavorable portfolio maturities could cause the Equity Fund’s return to be lower than anticipated. Current income may be significant or very little, depending upon the Adviser’s portfolio selections for the Equity Fund.

Large-Cap Company Risk
The Equity Fund may invest in large-cap companies. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended period of economic expansion.

Mid-Cap Company Risk
The Equity Fund may invest in mid-cap companies. Mid-cap companies often involve higher risks than large cap companies because these companies may lack the financial resources, product diversification and competitive strengths of larger companies. In addition, the frequency and volume of the trading of securities of mid-cap companies is substantially less than is typical of larger companies. Therefore, the securities of mid-cap companies may be subject to greater price fluctuations. Mid-cap companies also may not be widely followed by investors, which can lower the demand for their stock.

In summary, you could lose money on your investment in the Equity Fund, or the Fund could underperform other investments, if any of the following occurs:

•	The stock market goes down

•	The stock market undervalues the stocks in the Equity Fund’s portfolio

•	The Adviser’s judgment as to the value of the Equity Fund’s stocks proves to be mistaken

CUTLER FIXED INCOME FUND

PRINCIPAL INVESTMENT STRATEGIES OF THE CUTLER FIXED INCOME FUND

The Fixed Income Fund invests principally in a diversified portfolio of investment grade fixed income securities that are believed to generate a high level of current income. The Fixed Income Fund normally invests in investment grade fixed income securities consisting primarily of obligations issued by the U.S. Government, agencies of the U.S. Government, instruments related to U.S. Government securities and U.S. corporate debt securities. The Adviser considers these types of securities to be the Fixed Income Fund’s core holdings. In seeking to meet its investment objective, the Fixed Income Fund expects that under normal conditions at least 80% of its assets will be invested in fixed income securities. For purposes of this policy, “assets” shall mean net assets plus the amount of any borrowings for investment purposes (although the Fixed Income Fund is not currently permitted to do so). The Fixed Income Fund will provide the Fund’s shareholders with at least 60 days prior notice of any change by the Board of Trustees in this investment policy.

An investment grade security is one which is rated investment grade by either Moody’s, S&P or Fitch, or an unrated security that the Adviser believes to be of comparable quality. The Fixed Income Fund may invest in:

•
United States Treasury obligations, including T-bills, notes, bonds, inflation-indexed bonds and other debt obligations issued by the U.S. Treasury, and obligations of U.S. Government Agencies that are backed by the full faith and credit of the U.S. Government. Such U.S. Government Agencies include the Private Export Funding Corporation, Overseas Private Investment Corporation, Small Business Administration, Government National Mortgage Association (GNMA), Department of Housing and Urban Development and U.S. Maritime Administration.

•
Securities issued or guaranteed by agencies and instrumentalities of the U.S. Government, but not explicitly backed by the full faith and credit of the U.S. Government. These include the Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac), Federal Farm Credit Banks, Tennessee Valley Authority, and Federal Home Loan Bank.

•
Mortgage-Backed and Other Asset-Backed Securities. Mortgage-backed securities are obligations representing an undivided interest in, or collateralized by, pools of mortgages. These obligations, in effect, “pass-through” the monthly interest and principal payments (including prepayments) made by the individual borrowers on the pooled mortgage loans to the holders of the securities. U.S. Government agency mortgage-backed issues include securities issued by GNMA, Fannie Mae and Freddie Mac. GNMA securities are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government, while Fannie Mae and Freddie Mac securities are guaranteed only by the issuing agency. The Fixed Income Fund may also invest in corporate mortgage-backed securities or other asset-backed securities that have an investment grade rating. Asset-backed securities represent a group of assets that are combined or pooled for sale to investors and may be backed by receivables such as credit card, auto and student loans.

•	U.S. corporate debt securities (obligations of a corporation to pay interest and repay principal). They include commercial paper, notes, bonds and debentures.

The Adviser’s primary focus is on individual security selection, rather than attempting to anticipate major interest rate moves. The Adviser uses a value-oriented buy discipline to identify securities that are believed to offer a yield advantage over others of similar quality or to exhibit stable or improving credit quality that may be unrecognized by other investors. Portfolio securities may be sold when price appreciation causes a security to lose its yield advantage, or when credit quality begins to deteriorate. In the event the rating of a fixed income security held by the Fixed Income Fund is reduced below investment grade, the Adviser is not required to sell the security, but will consider this event in its determination of whether the Fixed Income Fund should continue to hold such security.

To increase the Fixed Income Fund’s income potential, the Adviser may invest any amount it deems desirable in each of the various types of fixed income securities, and adjust the investment ratios from time to time, so long as the Fixed Income Fund remains diversified. There is no set average maturity for the portfolio. The Fixed Income Fund allocates its assets among different types of securities and maturities based upon the Adviser’s view of the relative value of each security or maturity. The Adviser may respond to changing market and other conditions by adjusting the type of securities held by the Fixed Income Fund and its average portfolio maturity. The Fixed Income Fund may invest in either fixed rate or variable rate debt securities.

To increase portfolio income and when, in the Adviser’s judgment, overall market risk justifies such an investment, the Fixed Income Fund may also invest up to 10% of its total assets in securities other than the Fixed Income Fund’s core holdings of investment grade fixed income securities. Such other securities may include preferred stocks and convertible securities issued by U.S. companies, without limitation as to size or capitalization of the issuer. The Fixed Income Fund may also invest in bonds issued by private issuers.

It is not the Fixed Income Fund’s intent to engage in active and frequent trading of its portfolio securities based upon price movements alone. However, the Fixed Income Fund’s rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. Frequent trading could increase the amount of capital gains realized by the Fixed Income Fund and the Fixed Income Fund’s transaction costs. The Fixed Income Fund may hold cash or cash equivalents such as high quality, short-term money market instruments pending investment to retain flexibility in meeting redemptions and paying expenses.

PRINCIPAL RISKS OF INVESTING IN THE FIXED INCOME FUND

All investments made by the Fixed Income Fund have some risk. There is no assurance that the Fixed Income Fund will achieve its investment objective. The Fixed Income Fund’s net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Fixed Income Fund may be worth less than its original cost. The Fixed Income Fund, by itself, does not provide a complete investment program.

Management Risk

Because the Fixed Income Fund is actively managed, it is subject to the risk that the investment strategies, techniques and risk analyses employed by the Adviser may not produce the desired results. Poor security selection and/or investments that have unfavorable portfolio maturities could cause the Fixed Income Fund’s return to be lower than anticipated. Current income may be significant or very little, depending upon the Adviser’s portfolio selections for the Fixed Income Fund.

Fixed Income Securities Risk

•
Interest Rate Risk. When interest rates rise, bond prices generally fall and when interest rates fall, bond prices generally rise. In an environment of relatively low interest rates, the risk that fixed income prices may fall is potentially greater. Interest rate risk increases as average maturity increases. Interest rate increases can cause the price of a fixed income security to decline, resulting in a price decline for the Fixed Income Fund. Thus, when the Fixed Income Fund emphasizes securities with longer maturities, you are exposed to greater interest rate risk. All income-oriented securities, even those of highest quality, are subject to some degree of interest rate risk.

•
Credit Risk. Credit risk is associated with a borrower’s ability to pay interest and principal when due. A borrower’s inability to make its payment obligations could result in a significant loss of income, causing the Fixed Income Fund’s price to decline. Credit risk increases as overall portfolio quality decreases. Thus, when the Fixed Income Fund invests in lower-quality securities, you are exposed to increased credit risk.

•
Call Risk. Call risk for corporate bonds is the possibility that borrowers will prepay their debt prior to the scheduled maturity date, resulting in the probability of reinvesting the proceeds at lower interest rates. If interest rates decline when the Fixed Income Fund is emphasizing longer maturing securities, you are exposed to greater call risk because issuers of callable bonds are more likely to pay off their bonds before the maturity date. This may cause a reduction of income to the Fixed Income Fund.

•
Liquidity Risk. Liquidity risk is the risk that a bond could not be sold at an advantageous time or price due to limited market demand. If a bond is downgraded or drops in price, or if adverse conditions exist within the bond market, the demand for a bond may be limited, making that bond difficult to sell.

Listed below is a description of the risks associated with various types of fixed income securities:

•
U.S. Government Obligations. Some U.S. Government obligations, such as U.S. Government agency bonds, are neither issued nor guaranteed by the U.S. Government. They may be supported by the right of the issuer to borrow from the U.S. Government or only by the credit of the agency issuing the obligation. If the Fixed Income Fund invests in a U.S. Government obligation that is not backed by the U.S. Government, there is no assurance that the U.S. Government would provide support and the Fund’s performance could be adversely impacted. All U.S. Government obligations are subject to interest rate risk and, therefore, market price fluctuations.

•
Mortgage-Backed and Other Asset-Backed Securities. Mortgage-backed securities are subject to greater call/prepayment risk than many fixed income securities, especially when interest rates decline. These securities are also subject to extension risk, or the risk of a security lengthening in duration due to the deceleration of prepayments. Extension risk is mainly the result of rising interest rates. As interest rates rise, the likelihood of prepayment decreases and if this occurs, the Fixed Income Fund may be unable to capitalize on other investments that have higher interest rates. Mortgage-backed securities may be subject to risks unique to the housing industry, including mortgage lending practices, defaults and foreclosures, changes in real estate values and housing inventories, mortgage securitization practices and rating assignments by credit rating agencies. The value of other asset-backed securities may be affected by factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of the underlying assets.

•
Corporate Debt Securities. Investment grade U.S. corporate debt securities are generally considered to carry greater credit and call risk than U.S. Government obligations. The credit risk of corporate debt obligations varies widely among issuers and may be affected by factors such as adverse economic changes and changes in interest rates. The Adviser relies, in part, on the quality ratings assigned by S&P, Moody’s, Fitch and other rating services. There is risk associated with such reliance. Rating agencies evaluate the credit risk—the safety of principal and interest payments—but not market value, which is affected by interest rate trends, economic conditions and other factors, including those unique to an issuer or industry. Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and a rating may not reflect the fine shadings of risks within a given quality grade. For example, two bonds with the same rating are not likely to be precisely the same in quality. The Adviser performs independent analyses in an attempt to identify issuers within a given quality grade that, because of improving fundamentals or other factors, are likely to result in improving quality, greater market value and lower risk.

Equity Securities Risk

Because the Fixed Income Fund may invest up to 10% of its assets in preferred stocks and convertible securities issued by U.S. companies, the Fund is subject to general stock market risks, including the risk of unpredictable drops in value and periods of lackluster performance. Stock markets are volatile and stock prices can decline significantly in response to adverse company, political, regulatory, market, or economic developments. Many factors can change the value of equity securities, including the issuer’s historical and prospective earnings, the value of its assets, general economic, geographic, environmental and political conditions, interest rates, investor perceptions and market liquidity.

•
Preferred Stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

•
Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities consequently often involve attributes of both fixed income and equity instruments, and investment in such securities require analysis of both credit and stock market risks. Convertible securities rank senior to common stock in a corporations’ capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument and in some instances may be subject to conversion into or an exchange for another security at the option of the issuer.

In summary, but not inclusive of all possible risks, you could lose money on your investment in the Fixed Income Fund, or the Fund could underperform other investments, if any of the following occurs:

•	Interest rates rise

•	A borrower is unable to pay interest or principal when due

•	The fixed income market becomes illiquid

•	The stock market goes down

•	The Adviser’s judgment as to the direction of interest rates or the attributes of the Fixed Income Fund’s securities proves to be mistaken

RELATED RISK

Temporary Defensive Position. In order to respond to adverse market, economic, or other conditions, the Funds may assume a temporary defensive position and invest without limit in cash or prime cash equivalents. As a result, a Fund may be unable to achieve its investment objective.

MANAGEMENT

The business of the Funds is managed under the direction of the Board of Trustees (the “Board”) of The Cutler Trust. The Board formulates the general policies of the Funds and meets periodically to review each Fund’s performance, monitor investment activities and practices and consider other matters affecting the Funds. Additional information regarding the Board, as well as the executive officers of The Cutler Trust, may be found in the Statement of Additional Information (the “SAI”).

THE ADVISER

Cutler Investment Counsel, LLC (the “Adviser”), 525 Bigham Knoll, Jacksonville, Oregon 97530, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds subject to the general oversight of the Board. The Adviser and its affiliated companies have provided investment management services since 1977.

For its investment advisory services to the Equity Fund, the Adviser receives a fee equal to 0.75% of the Equity Fund’s average daily net assets. The Adviser has entered into an Expense Limitation Agreement under which it has agreed to waive its investment advisory fees and to pay Equity Fund expenses until November 1, 2014 to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to 1.15% of the Equity Fund’s average daily net assets. Any such fee waivers by the Adviser, or payments by the Adviser of expenses which are the Equity Fund’s obligation, are subject to repayment by the Equity Fund, provided that the repayment does not cause the Equity Fund’s ordinary operating expenses to exceed the expense limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within 3 years of the repayment.

For its investment advisory services to the Fixed Income Fund, the Advisor receives a fee at the annual rate of 0.50% of the Fixed Income Fund’s average daily net assets.

A discussion regarding the factors considered by the Board in its most recent approval of the Funds’ investment advisory agreement with the Adviser, including its conclusions with respect thereto, is available in the Funds’ annual report for the fiscal year ended June 30, 2013 .

PORTFOLIO MANAGERS

Equity Fund
Matthew C. Patten and Erich M. Patten are the portfolio managers of the Equity Fund and are responsible for the day-to-day investment policy, portfolio management and investment research for the Fund. Matthew Patten is responsible for the macro-economic analysis of the Equity Fund, reviewing sector allocations and industry weightings within the portfolio. Erich Patten analyzes which specific securities should be purchased or sold by the Equity Fund and then reviews these specific securities with Matthew Patten to determine if they are consistent with his macro-economic analysis of the Fund. While Erich Patten executes the timing of all purchase and sell orders, no securities are bought or sold by Erich Patten without the concurrence of Matthew Patten. The business experience and educational backgrounds of Matthew and Erich Patten are described below.

Mr. Matthew C. Patten, Co-Portfolio Manager of the Equity Fund, received his B.A. degree from Boston College in Economics and Environmental Geo-Science. He was awarded his MBA from the University of Chicago. Mr. Patten has been Chairman of the Board of The Cutler Trust since September, 2006. He has been a Member, Investment Committee Member and Portfolio Manager of the Adviser and its affiliates since 2003 and President of the Adviser since 2004.

Mr. Erich M. Patten, Co-Portfolio Manager of the Equity Fund, received his B.S. in Economics from The Wharton School, University of Pennsylvania. He received his Masters degree in Public Policy from The Harris School, University of Chicago. Mr. Patten has been President of The Cutler Trust since March, 2004. He has been a Member, Investment Committee Member and Portfolio Manager of the Adviser and its affiliates since 2003 and Chief Investment Officer of the Adviser since 2011.

Fixed Income Fund
Xavier J. Urpi is the portfolio manager of the Fixed Income Fund and is responsible for the day-to-day investment policy, portfolio management and investment research for the Fund.

Xavier J. Urpi, Portfolio Manager of the Fixed Income Fund, received his B.A. in Mathematics from the Courant Institute of Mathematical Science and attended the graduate program for Business Administration at the Stern School of Business at New York University. Mr. Urpi founded Cypress Asset Management in 1995 and served as its President and Chief Investment Officer until 2012. Prior to 1995, he was the Director of U.S. Fixed Income at Smith Barney Capital Management, overseeing a portfolio in excess of $5 billion in assets. He also worked as a Senior Portfolio Manager at Lehman Management Company where he jointly developed the Lehman (now Barclays) indices. Mr. Urpi has been a Member, Portfolio Manager and Director of Fixed Income of the Adviser since 2012, and Cypress Asset Management was a sub-adviser to the Adviser from 2007 to 2012.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of the Funds.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”), provides certain administration, portfolio accounting, and transfer agent and shareholder services to the Funds.

US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, provides custody services to the Funds.

Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds, acts as the Funds’ representative in connection with the offering of Fund shares. The Funds may be offered by other broker-dealers as well. The Distributor is affiliated with Ultimus but is not affiliated with the Adviser or its affiliated companies.

SHAREHOLDER SERVICES PLAN

The Funds have adopted a Shareholder Services Plan permitting the Funds to compensate broker-dealers and financial institutions for providing distribution or shareholder services. The maximum amount that may be incurred under the Shareholder Services Plan is 0.25% per annum of each Fund’s average daily net assets.

YOUR ACCOUNT

HOW TO CONTACT THE FUNDS

Write to us at:
The Cutler Trust
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Overnight address:
The Cutler Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Telephone us Toll-Free at:
(888) CUTLER4
(888) 288-5374

GENERAL INFORMATION

You pay no sales charge to purchase or sell (redeem) shares of the Funds. Shares are purchased and redeemed at the net asset value per share, or NAV, next calculated after the Transfer Agent receives your request in proper form. If the Transfer Agent receives your purchase request in proper form on a business day prior to 4:00 p.m., Eastern time, your transaction will be priced at that day’s NAV. If the Transfer Agent receives your purchase request after 4:00 p.m. on a business day or on a non-business day, your transaction will be priced at the next business day’s NAV. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Funds do not issue share certificates.

You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

The Funds may temporarily suspend the offering of shares during unusual market conditions or discontinue any shareholder service or privilege.

When and How NAV is Determined  Each Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday, except on days when the New York Stock Exchange is closed. The time at which the NAV is calculated may be changed in case of an emergency or if the New York Stock Exchange closes early.

Each Fund’s NAV is determined by taking the market value of all securities owned by that Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the total number of shares outstanding. To the extent any assets of either Fund are invested in other open-end management investment companies that are registered under the Investment Company Act of 1940, that Fund’s NAV with respect to those assets is calculated based upon the net asset values of the registered open-end management investment companies in which it invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Funds value securities for which market quotations are readily available at current market value. The Funds value securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which a Fund’s securities primarily trade but before the time as of which the Fund calculates its NAV (for example, if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation). When fair value pricing is employed by a Fund , the prices of the securities used by the Fund to calculate its NAV may differ from quoted or published prices of the same securities.

Transactions Through Third Parties If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Funds. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. The Adviser may compensate certain financial institutions or broker-dealers in connection with the sale or expected sale of Fund shares. Consult a representative of your financial institution or retirement plan for further information.

Anti-Money Laundering Program Customer identification and verification are part of the Funds’ overall obligation to deter money laundering under federal law. When you open an account, the Funds will ask for your name, address, date of birth, social security number or taxpayer identification number, and other information that will allow the Funds to identify you. The Funds may also ask to see your driver’s license or other identifying documents. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity involving your investment in the Funds. These actions will be taken when, at the sole discretion of the Funds’ management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authorities. Any account closed by the Funds will be valued at the NAV as of the close of the New York Stock Exchange on the day the account is closed, and redemption proceeds may be worth more or less than the original investment. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds and in some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

BUYING SHARES

How to Make Payments All investments must be made by check or bank wire. All checks must be payable in U.S. dollars and drawn on a U.S. financial institution. The Funds do not accept cash, drafts, third party checks, “starter” checks, traveler’s checks, credit card checks, post-dated checks, money orders, or cashier’s checks of less than $10,000.

Checks The check must be made payable on its face to the applicable Fund . No other method of check payment is acceptable. By sending your check to us, please be aware that you are authorizing the Funds to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day we receive your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If we cannot post the transaction electronically, you authorize us to present an image copy of your check for payment.

Bank Wires Instruct your financial institution with whom you have an account to make a federal funds wire payment to the Funds. Your financial institution may charge you a fee for this service. The Funds require advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Funds. An order is considered received when the Funds receive payment by wire in proper form. However, the completed and signed account application must be mailed to the Transfer Agent on the same day the wire payment is made.

Through Your Broker or Financial Institution Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Funds. Orders will be priced at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholder of record of your shares. The Funds are not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Retirement Accounts The Funds offer IRA accounts, including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

Minimum Investments The Funds accept payments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Account	$2,500	None
Traditional and Roth IRA Accounts	$2,000	None
Accounts with Systematic Investment Plans	$2,500	$100

The Adviser may, at its discretion, waive the above investment minimums.

Account Requirements

Type of Account	Requirements
Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants).	•	Instructions must be signed by all persons exactly as their names appear on the account
Gifts or Transfers to a Minor (UGMA,UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	•	Depending on state laws, you can set up a custodial account under the UGMA or the UTMA
	•	The custodian must sign instructions in a manner indicating custodial capacity
Business Entities	•	Submit a secretary’s (or similar) certificate covering incumbency and authority
Trusts	•	The trust must be established before an account can be opened
	•	Provide the first and signature pages from the trust document and the pages identifying the trustees

EXCHANGING SHARES

Shares of one Fund may be exchanged for shares of the other Fund. The exchange of shares of a Fund for shares of another series is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of either Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Fund . Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-888-288-5374. Please provide the following information:

•	Your name and telephone number

•	The exact name of your account and your account number

•	Taxpayer identification number (usually your Social Security number)

•	Dollar value or number of shares to be exchanged

•	The name of the Fund from which the exchange is to be made

•	The name of the Fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

INVESTMENT PROCEDURES

How to Open an Account	How to Add to Your Account
By Check • Call or write us for an account application • Complete the application (and other required documents) • Mail us your application (and other required documents) and a check	By Check • Fill out an investment slip from a confirmation or write us a letter • Write your account number on your check • Mail us the slip (or your letter) and a check
By Bank Wire

•  Call or write us for an account application

•  Complete the application (and other required documents)

•  Call us to fax the completed application (and other required documents) and we will assign you an account number

•  Mail us your application (and other required documents)

•  Instruct your financial institution to wire your money to us

By Bank Wire • Call to notify us of your incoming wire • Instruct your financial institution to wire your money to us
By Systematic Investment

•  Complete the Systematic Investment section of the application

•  Attach a voided check to your application

•  Mail us the completed application and the voided check

•  We will electronically debit the purchase amount from the financial institution account identified in your account application

Systematic Investments You may invest a specified amount of money in either Fund once or twice a month on specified dates. These payments are taken from your account at your designated financial institution by ACH payment. ACH refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Systematic investments must be for at least $100.

Limitations on Purchases The Funds reserve the right to refuse any purchase request, particularly requests that could adversely affect a Fund or its operations. This includes those from any individual or group who, in the Funds’ view, are likely to engage in excessive trading as described in “Frequent Purchases and Redemptions of Fund Shares” below.

Canceled or Failed Payments The Funds accept checks and ACH transfers at full value subject to collection. If the Funds do not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Funds or the Transfer Agent, and the Funds may redeem other shares you own in the account as reimbursement. The Funds and their agents have the right to reject or cancel any purchase or redemption due to nonpayment.

SELLING SHARES

The Funds processes redemption orders promptly. Under normal circumstances, the Funds will send redemption proceeds within 7 days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances, as provided by the rules of the Securities and Exchange Commission, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. A requested wire of redemption proceeds normally will be sent on the business day following the redemption request. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

How To Sell Shares From Your Account

By Mail

•  Prepare a written request including:

•  Your name(s) and signature(s)

•  Your account number

•  The Fund name

•  The dollar amount or number of shares you want to sell

•  How and where to send your proceeds

•  Obtain a signature guarantee (if required)

•  Obtain other documentation (if required)

•  Mail us your request and documentation

By Telephone

•  Call us with your request (unless you declined telephone authorization privileges on your account application)

•  Provide the following information:

•  Your account number

•  Exact name(s) in which the account is registered

•  Additional forms of identification

•  Redemption proceeds will be:

•  Mailed to you or

•  Wired to you (unless you declined wire redemption privileges on your account application)

By Bank Wire

•  Wire redemptions are only available if your redemption is for $10,000 or more and you did not decline wire redemption privileges on your account application

•  Call us with your request (unless you declined telephone redemption privileges on your account application) or

•  Mail us your request
Through Broker or Financial Institutions • Contact your broker or financial institution • Request must be in proper form • Third party may charge you additional transaction/redemption fees
Systematically

•  Complete the systematic withdrawal section of the application

•  Attach a voided check to your application

•  Mail us your completed application

•  Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

Redemptions By Mail You may redeem shares by mailing a written request to The Cutler Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the name of the Fund , the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered and may require a signature guarantee as discussed below.

Telephone and Bank Wire Redemption Privileges You may redeem Fund shares having a value of $50,000 or less by telephone unless you declined telephone redemption privileges on your account application. Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Funds. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by ACH payment, and proceeds of $10,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders will be charged a fee by the Funds’ custodian for outgoing wires. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described below.

The Transfer Agent requires personal identification before accepting any redemption request by telephone. Telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to verify that the order is genuine, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such an event should occur, redemption by mail should be considered.

Systematic Withdrawals If you own shares of a Fund with an aggregate value of at least $10,000, you may request a specified amount of money from your account once each month or once each quarter on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $100.

Through Your Broker or Financial Institution You may also redeem shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Signature Guarantee Requirements To protect you and the Funds against fraud, certain requests require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You will need to have your signature guaranteed in certain situations, such as:

•	If the shares redeemed have a value greater than $50,000

•	If you are changing a shareholder’s name of record

•	If the payment of the proceeds of a redemption of any amount are to be sent to any person, address or bank account not on record

•	If the redemption of any amount is to occur where the name(s) or the address on your account has changed within the previous 15 days

•	If you are transferring redemption proceeds to another account with a different registration (name/ownership) from yours

The Funds will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of the STAMP Medallion program are subject to dollar limitation which must be considered when requesting their guarantee. The Funds may reject any signature guarantee if it believes the transaction would otherwise be improper.

The Funds and their Transfer Agent reserve the right to require signature guarantees on all redemptions. The Funds and their Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

Minimum Account Balance If the value of your Fund account falls below $2,500 (not including IRAs), the Funds may ask you to increase your balance. If the account value is still below $2,500 after 60 days, the Funds may close your account and send you the proceeds. The Funds will not close your account if the value of your account falls below $2,500 solely as a result of a reduction in your account’s market value.

Redemption In Kind  Each Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions “in kind” usually occur if the amount to be redeemed is large enough to affect a Fund’s operations (for example, if it represents more than 1% of a Fund’s assets). A redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Lost Accounts The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds have been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. The Funds discourage frequent purchases and redemptions. Accordingly, the Board has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure it complies with the Funds’ policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Funds. In addition, the Funds also reserve the right to reject any purchase request that they believe to be market timing or potentially disruptive in nature. The Funds may also modify any terms or conditions relating to the purchase of shares or withdraw all or any part of the offering made by this Prospectus.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement a Fund’s investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease a Fund’s ability to maximize investment return; and potentially diluting the value of a Fund’s shares. These risks can have an adverse affect on a Fund’s performance.

When financial intermediaries establish omnibus accounts in the Funds for their clients, the Funds cannot monitor the individual clients’ trading activity. However, the Funds’ service providers, along with the Funds’ Chief Compliance Officer, review trading activity at the omnibus account level and look for activity that may indicate potential frequent trading or market timing. If the Funds detect suspicious trading activity, the Funds will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers the Funds’ shares through an omnibus account has entered into an information sharing agreement with the Funds designed to assist the Funds in stopping future disruptive trading. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that apply.

Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

OTHER INFORMATION

DISTRIBUTIONS

Each Fund declares dividends, if any, from net investment income and pays those dividends quarterly. Any net capital gains realized by the Funds will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested in additional shares. Shares become entitled to receive distributions on the day after the shares are issued.

FEDERAL TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state and local tax consequences of investing in the Funds.

The Funds intend to operate in a manner such that they will not be liable for federal income or excise taxes.

You will generally be taxed on the Funds’ distributions, regardless of whether you reinvest them or receive them in cash. Distributions of net investment income (including short-term capital gains) are generally taxable to you as ordinary income. A portion of the dividends paid by a Fund may be eligible for the dividends-received deduction for corporate shareholders. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes.

A portion of the Funds’ distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum federal income tax rate of 15%. A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

Distributions of capital gains and net investment income reduce the NAV of a Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale of Fund shares is a taxable transaction for federal income tax purposes. You will recognize a gain or loss on such transaction equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be a capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as a long-term capital gain or loss if you held your Fund shares for more than one year at the time of the sale.

The Funds may be required to withhold federal income tax at the required federal backup withholding rate (currently 28%) on all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability.

The Funds are required to report to the IRS, and furnish to shareholders, on Form 1099-B the basis, holding period and gross proceeds received with respect to any sale of Fund shares acquired after January 1, 2012 (“Covered Shares”). The Funds have selected Average Cost, which is the mutual fund industry standard, as the Funds’ default basis calculation method. If a shareholder determines that another IRS-approved basis calculation method is more beneficial, the shareholder may be able to elect such other method by contacting the Funds at the time of or in advance of the redemption of Covered Shares. IRS regulations do not permit the change of a basis election on previously executed trades. All Covered Shares purchased in non-retirement accounts are subject to the new basis reporting requirements. Basis information will not be reported to the IRS or shareholder upon the redemption of any non-covered shares. Non-covered shares will be treated as having been redeemed before any covered shares, unless otherwise specified. You should consult your tax or financial advisor about the application of the basis reporting rules to you, especially whether you should elect a method other than Average Cost.

All Covered Shares purchased in non-retirement accounts are subject to the cost basis reporting legislation. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first unless otherwise specified.

The Funds will mail a statement to you annually containing information about the income tax status of distributions paid during the year.

ORGANIZATION

The Cutler Trust is a Delaware statutory trust registered with the Securities and Exchange Commission as an open-end management investment company, or mutual fund. The Cutler Equity Fund and the Cutler Fixed Income Fund are two series of The Cutler Trust. It is not intended that meetings of shareholders be held except when required by federal or Delaware law. Shareholders of the Funds are entitled to vote at shareholders’ meetings for such things as approval of an investment advisory agreement.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share . The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming the reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, whose report, along with the Funds’ financial statements, is included in the annual report to shareholders, which is available without charge upon request by calling the Funds.

Cutler Equity Fund

Per Share Data for a Share Outstanding Throughout Each Year

	Years Ended June 30,
	2013		2012	2011	2010	2009
Net asset value at beginning of year	$12.70		$12.18	$9.18	$8.00	$10.80

Income (loss) from investment operations:
Net investment income	0.19		0.19	0.18	0.17	0.21
Net realized and unrealized gains (losses) on investments	2.24		0.52	3.00	1.18	(2.80)
Total from investment operations	2.43		0.71	3.18	1.35	(2.59)

Less distributions from:
Net investment income	(0.19)		(0.19)	(0.18)	(0.17)	(0.21)

Net asset value at end of year	$14.94		$12.70	$12.18	$9.18	$8.00

Total return (a)	19.26%		5.90%	34.73%	16.82%	(24.06% )

Net assets at end of year (000’s)	$101,184		$49,416	$45,386	$31,115	$27,590

Ratios/supplementary data:

Ratio of net expenses to average net assets (b)	1.15%		1.27%	1.33%	1.40%	1.40%

Ratio of net investment income to average net assets	1.53%		1.57%	1.59%	1.76%	2.45%

Portfolio turnover rate	8%	(c)	9%	15%	13%	21%

(a)
Total return is a measure of the change in value of an investment in the Equity Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Equity Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Equity Fund distributions or the redemption of Equity Fund shares.

(b)
Absent voluntary fee waivers by the Equity Fund’s investment adviser, the ratio of total expenses to average net assets would have been 1.42% and 1.50% for the years ended June 30, 2010 and 2009, respectively.

(c)	Excludes the value of securities sold from sales to realign the Equity Fund’s portfolio following the merger with The Elite Growth & Income Fund.

Cutler Fixed Income Fund

Per Share Data for a Share Outstanding Throughout Each Period

	Nine Months Ended June 30,		Years Ended September 30,
	2013 (a)		2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.40		$10.27	$10.79	$10.33	$9.20	$9.73

Income (loss) from investment operations:
Net investment income	0.05		0.21	0.28	0.33	0.39	0.42
Net realized and unrealized gains (losses) on investments	(0.27)		0.31	(0.09)	0.55	1.09	(0.50)
Total from investment operations	(0.22)		0.52	0.19	0.88	1.48	(0.08)

Less distributions from:
Net investment income	(0.20)		(0.39)	(0.46)	(0.38)	(0.35)	(0.45)
Net realized gains	—		—	(0.25)	(0.04)	—	—
Total distributions	(0.20)		(0.39)	(0.71)	(0.42)	(0.35)	(0.45)

Net asset value at end of period	$9.98		$10.40	$10.27	$10.79	$10.33	$9.20

Total return (b)	(2.16%	)(c)	5.07%	1.87%	8.74%	16.53%	(0.90% )

Net assets at end of period (000’s)	$16,262		$19,693	$21,242	$21,320	$17,199	$15,211

Ratios/supplementary data:

Ratio of net expenses to average net assets (d)	1.54%	(e)	1.52%	1.28%	1.33%	1.48%	1.05%

Ratio of net investment income to average net assets	0.95%	(e)	2.03%	2.51%	3.20%	4.11%	4.30%

Portfolio turnover rate	34%	(c)	53%	83%	75%	100%	106%

(a)	The Fixed Income Fund changed fiscal year end to June 30.

(b)
Total return is a measure of the change in value of an investment in the Fixed Income Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fixed Income Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fixed Income Fund distributions or the redemption of Fixed Income Fund shares.

(c)	Not annualized.

(d)
Absent voluntary fee waivers by the Fixed Income Fund’s investment adviser, the ratio of total expenses to average net assets would have been 1.56% and 1.24% for the years ended September 30, 2009 and 2008, respectively.

(e)	Annualized.

Rev. August 2010

PRIVACY NOTICE
FACTS	WHAT DOES THE CUTLER TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Cutler Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Cutler Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-288-5374

Who we are
Who is providing this notice?	The Cutler Trust Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does The Cutler Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does The Cutler Trust collect my personal information?
We collect your personal information, for example, when you
▪ Open an account
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tell us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ Cutler Investment Counsel, LLC, the investment adviser to The Cutler Trust, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Cutler Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Cutler Trust does not jointly market.

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FOR MORE INFORMATION

Annual/Semi-Annual Reports
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

Statement of Additional Information (“SAI”)
The SAI provides more detailed information about the Funds and is incorporated by reference into, and is legally part of, this Prospectus. A description of the Funds’ policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI.

Contacting The Funds
You can get free copies of the Funds’ annual/semi-annual reports and SAI, request other information or make inquiries about the Funds by contacting your broker, or by calling or writing the Funds at:

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(888) CUTLER4
(888) 288-5374

The Funds’ Prospectus, SAI and annual/semi-annual reports are also available on the Funds’ website at www.cutler.com/mutualfund.html.

Securities And Exchange Commission Information
You can also review the Funds’ annual/semi-annual reports, SAI and other information about the Funds at the Public Reference Room of the Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or by writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-1520
E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and SAI, are available on the SEC’s website at www.sec.gov.

Investment Company Act File No. 811-07242

Statement of Additional Information
November 1, 2013
Fund Information: The Cutler Trust c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 (888) CUTLER4 http://www.cutler.com Investment Adviser:	Cutler Equity Fund Ticker: CALEX Cutler Fixed Income Fund Ticker: CALFX

Cutler Investment Counsel, LLC
525 Bigham Knoll
Jacksonville, Oregon  97530
(541) 770-9000
(800) 228-8537

Account Information
and Shareholder Services:

The Cutler Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
Toll free (888) CUTLER4

This Statement of Additional Information, or SAI, supplements the Prospectus dated November 1, 2013 , as amended from time to time, offering shares of Cutler Equity Fund and Cutler Fixed Income Fund (the “Funds”), each a series of The Cutler Trust (the “Trust”).  This SAI is not a prospectus and should only be read in conjunction with the Prospectus.  The Prospectus may be obtained by an investor without charge by contacting Ultimus Fund Solutions, LLC at the address or telephone number listed above.

Financial statements for the Funds for the fiscal year ended June 30, 2013 are included in the Annual Report to shareholders and are incorporated into this SAI by reference.  Additional copies of the Annual Report may be obtained, without charge, upon request by contacting Ultimus Fund Solutions, LLC at the address or telephone number listed above.

Table of Contents

Glossary	2

Investment Policies and Risks	3

Investment Limitations	10

Management	12

Portfolio Transactions	20

Policy Regarding Selective Disclosure of Portfolio Holdings	22

Additional Purchase and Redemption Information	23

Taxation	25

Calculation of Performance Data	29

Other Matters	31

Appendix A: Description of Securities Ratings	A-1

Appendix B: Proxy Voting Policies and Procedures	B-1

1

Glossary

“Administrator” means Ultimus Fund Solutions, LLC, the Trust’s administrator.

“Adviser” means Cutler Investment Counsel, LLC, the Fund’s investment adviser.

“Board” means the Board of Trustees of the Trust.

“Code” means the Internal Revenue Code of 1986, as amended, the rules promulgated therewith, IRS interpretations and any private letter ruling or similar ruling upon which the Fund may rely.

“Custodian” means US Bank, N.A, the Trust’s custodian.

“Distributor” means Ultimus Fund Distributors, LLC, the Trust’s principal underwriter.

“Fitch” means Fitch Ratings Ltd.

“Funds” means the Cutler Equity Fund, together with the Cutler Fixed Income Fund.

“Independent Trustee” means a Trustee who is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

“IRS” means Internal Revenue Service.

“Moody’s” means Moody’s Investors Service, Inc.

“NAV” means net asset value.

“NRSRO” means a nationally recognized statistical rating organization.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s Corporation.

“Transfer Agent” means Ultimus Fund Solutions, LLC.

“Trust” means The Cutler Trust.

 “1933 Act” means the Securities Act of 1933, as amended, the rules promulgated thereunder, and any interpretations of or exemptive letters related thereto, upon which the Funds may rely.

“1940 Act” means the Investment Company Act of 1940, as amended, the rules promulgated thereunder, and any interpretations of or exemptive letters related thereto, upon which the Funds may rely.

2

Investment Policies and Risks

The following discussion supplements the disclosure in the Prospectus about the Funds’ investment techniques, strategies and risks.  The Funds are designed for investment of that portion of an investor’s assets that can appropriately bear the special risks associated with certain types of investments (e.g., investments in equity securities or investments in fixed income securities).

Under normal conditions, at least 80% of the Equity Fund’s assets will be invested in a diversified portfolio of common stocks according to the Adviser’s investment style and at least 80% of the Fixed Income Fund’s assets will be invested in fixed income securities. For purposes of this policy, “assets” shall mean net assets plus the amount of any borrowings for investment purposes (although the Funds are not currently permitted to do so).

Fixed Income Securities

The Equity Fund may invest a portion of its assets in fixed income securities.  The Fixed Income Fund’s core holdings will be invested in fixed income securities.  The Funds’ investments in fixed income securities are subject to credit risks relating to the financial condition of the issuers of the securities that the Funds hold.  To the extent that the Funds invest in fixed income securities, the Funds will invest primarily in “investment grade” securities.  “Investment grade” means rated in the top four long-term rating categories or top two short-term rating categories by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality.  The lowest long-term ratings that are investment grade for corporate bonds, including convertible bonds, are “Baa” in the case of Moody’s and “BBB” in the case of S&P and Fitch; for preferred stocks are “Baa” in the case of Moody’s and “BBB” in the case of S&P and Fitch; and for short-term debt, including commercial paper, are “P-2” in the case of Moody’s, “A-2” in the case of S&P and “F-2” in the case of Fitch.

Unrated securities may not be as actively traded as rated securities.  The Funds may retain a security whose rating has been lowered below the lowest permissible rating category (or that is unrated and determined by the Adviser to be of comparable quality to a security whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Funds. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody’s, S&P, Fitch and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities.  A description of the range of ratings assigned to various types of bonds and other securities by Moody’s, S&P and Fitch is included in Appendix A to this SAI.  The Funds may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality.  Securities with the same maturity, interest rate and rating may have different market prices.  If an issuer of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund (neither event requiring the sale of such security by the Fund), the Adviser will determine whether the Funds should continue to hold the obligation.  To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and may not reflect the fine shadings of risks with a given quality grade.  An issuer’s current financial condition may be better or worse than a rating indicates.  The Adviser performs independent analysis in an attempt to identify issuers within a given quality grade that, because of improving fundamental or other factors, are likely to result in improving quality, greater market value and lower risk.

Convertible Securities

The Funds may invest in convertible securities.  Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible debt securities or preferred equity in that they ordinarily provide a stream of income with generally higher yields than do those of common stocks of the same or similar issuers.  These securities are usually senior to common stock in a company’s capital structure, but usually are subordinated to non-convertible debt securities.

Convertible securities have unique investment characteristics in that they generally have higher yields than common stocks, but lower yields than comparable non-convertible securities.  Convertible securities are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and they provide the potential for capital appreciation if the market price of the underlying common stock increases.

3

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Investment in convertible securities generally entails less risk than investment in an issuer’s common stock.  The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The value of a convertible security is a function of its “investment value” and its “conversion value.”  The investment value of a convertible security is determined by comparing its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege.  The conversion value is the security's worth, at market value, if converted into the underlying common stock.  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.

The credit standing of the issuer and other factors also may affect the convertible security's investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Foreign Issuers and ADRs

The Equity Fund may invest in securities of foreign issuers. The Fixed Income Fund may invest up to 5% of its total assets in securities of foreign issuers.  The Trust considers “foreign issuers” to be those issuers whose securities are traded only on foreign markets.  American Depositary Receipts (ADRs) traded on the New York Stock Exchange or the NYSE MKT LLC (formerly the American Stock Exchange) are not considered foreign securities by the Funds for the purpose of this limitation. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. Generally, ADRs in registered form are designed for trading in U.S. securities markets. The underlying securities are not always denominated in the same currency as the ADRs. Although investment in the form of ADRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

ADRs are available through facilities which may be either "sponsored" or "unsponsored." Only sponsored ADRs may be listed on the New York Stock Exchange or the NYSE MKT LLC . If sponsored, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. If unsponsored, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than unsponsored arrangements. More and higher fees are generally charged in an unsponsored arrangement compared to a sponsored arrangement. Unsponsored ADRs are generally considered more risky due to: (a) the additional costs involved; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs associated with trading in the over-the-counter market. Unsponsored ADRs are considered foreign securities by the Funds for the purpose of calculating the limitation on investments in foreign securities.

Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers.  All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Funds’ assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution.  Some foreign brokerage commissions and custody fees are higher than those in the United States.  Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about comparable U.S. companies.  Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Funds.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

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Income from foreign securities will be received and realized in foreign currencies and the Funds are required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution.  Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Bank Debt Instruments

The Funds may invest in bank debt instruments.   Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  The Fixed Income Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $250,000.  The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

High Yield Bonds

The Fixed Income Fund may invest in high yield bonds (also referred to as “junk bonds”) in order to increase its income potential. Because of the risks inherent in high yield bonds, the Fixed Income Fund limits its investments in them to 10% of its total assets. High yield bonds are corporate debt securities that are rated lower than investment grade. Like their higher-quality counterparts, these securities may include issues with equity conversion privileges and may be structured as zero coupon bonds. Because of risk factors, the Fixed Income Fund will not invest in issues rated lower than Moody's Ca or S&P's CC (or non-rated issues the Adviser believes to be of comparable quality). High yield bonds generally involve greater credit risk than higher rated securities and are considered by S&P and Moody's to be predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. The risks of high yield/high risk bonds include:

®	limited liquidity and secondary market support;

®	significant volatility in market price when prevailing interest rates or investor perceptions change;

®	lower credit quality and greater potential for insolvency during periods of rising interest rates and economic downturn;

®
call/redemption and sinking fund provisions which may be exercised during periods of declining interest rates, which could cause the Fixed Income Fund to have to reinvest the proceeds in lower yielding securities;

®	possible subordination to senior claims of banks or other creditors; and

®	the potential that the earnings or cash flow of the issuer may be inadequate to meet the required payment obligations on its debt issues.

The Fixed Income Fund will invest in high yield bonds only when the Adviser believes the assumed risk is justified by the potential for increased income to the Fund. When such issues are held by the Fixed Income Fund, the issuers of such securities and the secondary markets in which they are traded will be closely monitored by the Adviser.

Zero Coupon Securities

The Fixed Income Fund may invest in zero coupon U.S. Government and corporate bonds ("Zeros"). Zeros do not make periodic interest payments, but are purchased at a discount from their face, or maturity, value. Thus, the holder receives only the right to receive the face value upon maturity. An advantage of Zeros is that a fixed yield is earned on the invested principal and on all accretion of the discount from the date of purchase until maturity. The holder of a bond which makes a periodic interest payment, on the other hand, bears the risk that current interest payments, when received, must be reinvested at then-current yields, which could be higher or lower than that of the bond originally purchased. A

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disadvantage is that the Fixed Income Fund must recognize, as interest income, the accretion of the discount from the date of purchase until the date of maturity or sale, even though no interest income is actually received in cash on a current basis. The Fixed Income Fund must distribute all or substantially all of such interest income annually to its shareholders. Zeros are subject to greater price volatility than bonds paying periodic interest during periods of changing interest rates, more so with longer maturities.

U.S. Government Securities

In 2008, FNMA and FHLMC were placed under the conservatorship of the U.S. Federal Housing Finance Agency (“FHFA”).  Under this conservatorship, the FHFA operates and manages the agencies and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets.

In August 2011, Standard & Poor’s® (“S&P”)  lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises.

Mortgage-Related Securities

The Fixed Income Fund may invest in mortgage-related securities, which may or may not be issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by private entities or various governmental and government-related entities.  The value of some mortgage-related securities in which the Fixed Income Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

Mortgage Pass-Through Securities

Mortgage “pass-through” securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property.  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by Ginnie Mae) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase.  Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal.  Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.  Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.  To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by Ginnie Mae) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae or Freddie Mac. The principal governmental guarantor of mortgage-related securities is Ginnie Mae.  Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs.

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Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac.  Fannie Mae is a government–sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers.

Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders.  Freddie Mac issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from Freddie Mac's national portfolio.  Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.  Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

In 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the U.S. Federal Housing Finance Agency (“FHFA”).  Under this conservatorship, the FHFA operates and manages the agencies and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets.

Collateralized Mortgage Obligations

The Fixed Income Fund may invest in Collateralized Mortgage Obligations (“CMOs”).  CMOs are generally backed by mortgage pass-through securities or whole mortgage loans.  CMOs are usually structured into classes of varying maturities and principal payment priorities.  The prepayment sensitivity of each class may or may not resemble that of the CMO’s collateral depending on the maturity and structure of that class.  CMOs pay interest and principal (including prepayments) monthly, quarterly, or semi-annually.  The prices and yields of CMOs are determined, in part, by assumptions about cash flows from the rate of payments of the underlying mortgage.  Changes in interest rates may cause the rate of expected prepayments of those mortgages to change.  These prepayment risks can make the prices of CMOs very volatile when interest rates change.  That volatility will affect a fund’s share price.  Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral.  The Adviser will invest in classes of CMOs only if their characteristics and interest rate sensitivity fit the investment objective and policies of the Fixed Income Fund.

Asset-Backed Securities

In addition to CMOs, the Fixed Income Fund may invest in other asset-backed securities backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans.  Typically asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans.  Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution.  In some cases asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class.  Underlying loans are subject to risks of prepayment, which may reduce the overall return to certificate holders.  If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities.  The Fixed Income Fund may invest in other asset-backed securities, including those that may be developed in the future.

Repurchase Agreements

The Fixed Income Fund may enter into repurchase agreements. Repurchase agreements occur when the Fixed Income Fund acquires a security and the seller (which may be either (i) a primary dealer in U.S. Government securities or (ii) a Federal Deposit Insurance Corporation (“FDIC”)-insured bank deemed to be creditworthy by the Adviser) simultaneously commits to repurchase it at an agreed-upon price and on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest, which is unrelated to the coupon rate or maturity of the acquired security. The Fixed Income Fund will only enter into repurchase agreements involving U.S. Government securities. In repurchase agreement transactions, the underlying securities are held as collateral by the Fixed Income Fund's custodian bank until repurchased. Repurchase agreements involve risks in the event of the bankruptcy or other default of a seller of a repurchase agreement, including

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delays or restrictions on the Fixed Income Fund's ability to dispose of the underlying securities. The Fixed Income Fund limits its investments in repurchase agreements to 5% of its net assets.

Commercial Paper

The Fixed Income Fund may invest in commercial paper rated A-1 by S&P, Prime-1 by Moody's or F1 by Fitch, or unrated paper of issuers who have outstanding unsecured debt rated A or better by S&P, Moody's or Fitch.  Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.  Certain notes may have floating or variable rates.  Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fixed Income Fund’s policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

Commercial paper represents an unsecured promise by the issuer and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay principal and interest, when due.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody's.  Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  These factors are all considered in determining whether the commercial paper is rated Prime-1.  Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.  The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.  Commercial paper rated F1 (highest quality) by Fitch indicates the strongest intrinsic capacity for payment of financial commitments.

New Companies

The Fixed Income Fund may, from time to time, invest up to 5% of its total assets in securities issued by new companies. The management of new companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies that are well established, more experienced and better financed. The securities issued by new companies may not be readily marketable and, if so, would be subject to the investment limitations on illiquid securities described below.

Special Situations

The Fixed Income Fund may, from time to time, invest up to 5% of its total assets in securities of companies that may be affected by special situations which may be unrelated to general market trends. Examples of special situations are companies being reorganized or merged, having unusual new products, enjoying a particular tax advantage, or acquiring new management. Securities of companies affected by special situations may not be readily marketable and, if so, would be subject to the investment limitations on illiquid securities described below. The extent, if any, in which the Fixed Income Fund will invest in special situation companies will be determined by the Adviser in light of all the pertinent facts and circumstances, with special consideration given to the risk involved in such investments.

Warrants

The Fixed Income Fund may invest in warrants, but will limit such investments to 5% of its net assets, and no more than 2% of the Fixed Income Fund's net assets may be invested in warrants that are not listed on the New York Stock Exchange or the NYSE MKT LLC. Warrants are options to purchase equity securities at specific prices for a specific period of time. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified period of time, it will become worthless and the Fixed Income Fund will lose both the purchase price and the right to purchase the underlying security. Prices of warrants do not necessarily move parallel to the prices of their underlying securities.

Illiquid Securities

It is the Fixed Income Fund's policy not to invest in restricted and other illiquid securities (including repurchase agreements maturing in more than seven days) if, as a result, more than 10% of its net assets are invested in such

8

securities. In the event the Fixed Income Fund’s investments in illiquid securities exceed the 10% limitation, the Adviser will sell such securities, subject to the most opportune time for sale.  It may be difficult to sell restricted securities at prices representing their fair market value. If registration of restricted securities is necessary, a considerable period of time may elapse between the decision to sell and the effective date of the registration statement. During that time, the price of the securities to be sold may be affected by adverse market conditions.

Lending Portfolio Securities

The Fixed Income Fund is permitted to lend its portfolio securities for the purpose of generating additional income.  Loans of portfolio securities will be made in accordance with applicable regulatory requirements. Such loans may be made only to banks and member firms of the New York Stock Exchange deemed by the Adviser to be creditworthy and of good standing. Loans of portfolio securities must be secured by collateral equal to the market value of the securities loaned. If the market value of the loaned securities increases over the value of the collateral, the borrower must promptly put up additional collateral; if the market value declines, the borrower is entitled to a return of the excess collateral. The types of collateral currently permitted are cash, securities issued or guaranteed by the U.S. Government or its agencies, irrevocable stand-by letters of credit issued by banks acceptable to management, or any combination thereof. The Fixed Income Fund limits the amount of loaned portfolio securities so that the aggregate market value, at the time the loan is made, of all portfolio securities on loan will not exceed 33% of the value of the Fixed Income Fund's net assets.

During the existence of a loan, the Fixed Income Fund will continue to receive a payment equal to the interest or dividends paid by the issuer on the securities loaned. In addition, the Fixed Income Fund will receive a negotiated loan fee or premium from the borrower or, in the case of loans collateralized by cash or government securities, will retain part or all of the income realized from the investment of cash collateral or the interest on the government securities.

Under the terms of its securities loans, the Fixed Income Fund has the right to call the loan and obtain the securities loaned at any time. Voting rights may pass with the lending of securities. However, the Fixed Income Fund will retain the right either to call the loan in time to vote or consent, or to otherwise obtain rights to vote or consent, if a material event affecting the investment is to occur. The Fixed Income Fund may pay reasonable finders, custodian and/or administrative fees in connection with the securities loaned. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. If the borrower defaults on its obligation to return the loaned securities because of insolvency or other reasons, the Fixed Income Fund could experience delays and costs in recovering the loaned security or in gaining access to the collateral.  If the Fixed Income Fund is not able to recover its loaned securities, the Fund may sell the collateral and purchase a replacement investment.  The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.  Loans of portfolio securities are made only when, in the judgment of the Fixed Income Fund’s Adviser, the opportunity for income from the transaction outweighs the risk of loss.

Borrowing and Pledging

The Fixed Income Fund may borrow up to one-third of its total assets, including the amount of such borrowing, for extraordinary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings.  To the extent the Fixed Income Fund borrows for these purposes, the effects of market price fluctuations on net asset value will be exaggerated.  If, while such borrowing is in effect, the value of the Fixed Income Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so.  The Fixed Income Fund would incur interest and other transaction costs in connection with such borrowing.

Investment Company Securities

Investment company securities are securities of other open-end or closed-end investment companies.  Except for a so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a fund’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.  Under certain conditions, the Funds may invest in other investment companies, including money market funds, in excess of these limitations.  The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. Investments by the Funds in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Exchange Traded Funds (“ETFs”)

Shares of ETFs and other similar instruments may be purchased by the Funds.  An ETF is an investment company that may be registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index or sector of an index.  ETFs sell and redeem their shares at net asset value, are listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day.   An investment in an ETF generally presents the same primary risks as an investment in its underlying stocks or the sectors the ETF is designed to track, in addition to the following risks: (1) the market price of ETF shares may trade at a discount to their net asset value; (2) an active trading market for ETF shares may not develop or be maintained; (3) trading of ETF shares may be halted if deemed appropriate by the listing exchange; and (4) ETF shares may be delisted from their trading exchange, or their trading may be temporarily halted.  Because ETFs and pools that issue similar instruments bear various fees and expenses, the Funds would pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions.

Underwriting Securities

To the extent the Fixed Income Fund obtains non-controlling blocks of securities through private transactions, the Fund may incur expenses relating to the registration and disposition of such shares, or be subject to increased liability in connection with the registration and disposition of such shares.

Temporary Defensive Position

The Funds may assume a temporary defensive position and may invest without limit in commercial paper and other money market instruments that are of prime quality.  When a Fund assumes a temporary defensive position it may not achieve its investment objective.  Prime quality instruments are those instruments that are rated in one of the two highest rating categories by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return.  The money market instruments in which the Funds may invest include short-term U.S. Government securities, interest-bearing savings deposits and certificates of deposit of domestic commercial banks and money market mutual funds.  The Funds will only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Funds may invest may have variable or floating rates of interest.  These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument.  The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.  These obligations generally are not traded, nor generally is there an established secondary market for these obligations.  To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Investment Limitations

Except as required by the 1940 Act as to borrowing or otherwise, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market value of a Fund’s assets or a change in status of a security or purchases and redemptions of Fund shares will not be considered a violation of the limitation.

A fundamental policy of a Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented.  The Board may change a non-fundamental policy of a Fund without shareholder approval.

Fundamental Limitations

The Equity Fund’s investment objective is considered fundamental.  In addition, the Equity Fund has adopted the following investment limitations, which are fundamental policies of the Fund.  The Equity Fund may not:

•	Diversification

With respect to 75% of its assets, purchase a security other than an obligation issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities (“U.S. Government Securities”) if, as a result, more than 5% of the Equity Fund’s total assets would be invested in the securities of a single issuer.

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•	Concentration

Purchase a security other than a U.S. Government Security if, immediately after the purchase, more than 25% of the value of the Equity Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry.

•	Underwriting Activities

Underwrite securities of other issuers, except to the extent that the Equity Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

•	Purchases and Sales of Real Estate

Purchase or sell real estate or any interest therein, except that the Equity Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

•	Purchases and Sales of Commodities and Options; Borrowing; Margin Purchases and Short Sales

Purchase or sell physical commodities or contracts relating to physical commodities; borrow money; purchase or write options or invest in futures contracts; or purchase securities on margin or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

•	Issuance of Senior Securities

Issue senior securities except as appropriate to evidence indebtedness that the Equity Fund may be permitted to incur, and provided that the Equity Fund may issue shares of additional series or classes that the Board may establish.

•	Repurchase Agreements; Making Loans

Enter into repurchase agreements, lend securities or otherwise make loans; except through the purchase of debt securities that may be purchased by the Equity Fund.

The Fixed Income Fund has adopted the following investment limitations, which are fundamental policies of the Fund.  The Fixed Income Fund may not:

•	Concentration

Purchase a security other than a U.S. Government Security if, immediately after the purchase, more than 25% of the value of the Fixed Income Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry.

•	Underwriting Activities

Underwrite securities of other issuers, except to the extent that the Fixed Income Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

•	Purchases and Sales of Real Estate

Purchase or sell real estate or any interest therein, except that the Fixed Income Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

•	Borrowing; Margin Purchases and Short Sales

Borrow money, except as permitted by the 1940 Act or interpretations of the SEC or its staff; purchase or write options or invest in futures contracts; or purchase securities on margin or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

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•	Purchase Commodities

Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Fixed Income Fund.  This limitation does not preclude the Fixed Income Fund from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

•	Issuance of Senior Securities

Issue senior securities except as appropriate to evidence indebtedness that the Fixed Income Fund may be permitted to incur, and provided that the Fixed Income Fund may issue shares of additional series or classes that the Board may establish.

•	Making Loans

Make loans to other persons, except by loaning portfolio securities, engaging in repurchase agreements or purchasing nonpublicly offered debt securities, purchasing commercial paper or entering into any other lending arrangement permitted by the 1940 Act or interpretations of the SEC or its staff.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Non-Fundamental Limitations

The Equity Fund has adopted the following non-fundamental investment limitations that may be changed by the Board without shareholder approval.  The Equity Fund may not:

•
Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors (unless guaranteed as to principal and interest by an issuer in whose securities the Equity Fund could invest) if, as a result, more than 5% of the value of the Equity Fund’s total assets would be so invested.

•
Invest in oil, gas or other mineral exploration or development programs, or leases, or in real estate limited partnerships; provided that the Equity Fund may invest in securities issued by companies engaged in such activities.

•	Acquire securities that are not readily marketable (“illiquid”) or are subject to restrictions on the sale of such securities to the public without registration under the 1933 Act.

•	Under normal conditions, invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of common stocks.

Management

Trustees and Executive Officers

The business and affairs of the Trust are managed under the direction of the Board in compliance with the laws of the State of Delaware.  Among its duties, the Board generally meets and reviews on a quarterly basis the operations of the Funds as conducted by the Funds’ service providers.  The Trustees’ management of the Trust also includes a periodic review of the service providers’ agreements and fees charged to the Funds.  The names of the Trustees and executive officers of the Trust, each person’s position with the Trust and length of time served, address, date of birth and principal occupation(s) during the past five years are set forth below.  For each Trustee, information concerning the number of portfolios overseen by the Trustee and other directorships held by the Trustee has also been included.  Interested and Independent Trustees have been identified.

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Name, Date of Birth and Address	Position with the Trust	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee During the Past Five Years
Interested Trustee:
Matthew C. Patten (2)(3) Born: December 1975 525 Bigham Knoll Jacksonville, OR 97530	Chairman/ Trustee/ Treasurer	Treasurer Since March 2004 Trustee Since September 2006	President since 2004 and Investment Committee Member and Portfolio Manager of Cutler Investment Counsel, LLC since 2003	2	None
Independent Trustees:
John P. Cooney Born: January 1932 525 Bigham Knoll Jacksonville, OR 97530	Lead Independent Trustee	Since April 2007	Retired; U.S. Magistrate Judge until March 2007	2	None
Robert F. Turner Born: June 1946 525 Bigham Knoll Jacksonville, OR 97530	Trustee	Since September 2012	Retired; Chairman from 2010 to 2012 and Executive Vice President and Chief Operating Officer from 1999 to 2010 of Jeld-Wen , Inc. (a manufacturing company)	2	None
Edward T. Alter Born: July 1941 525 Bigham Knoll Jacksonville, OR 97530	Trustee	Since August 2013	Retired; Treasurer of the State of Utah from 1981 to 2009	2	None

Name, Date of Birth and Address	Position with the Trust	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years
Executive Officers
Erich M. Patten (3) Born: October 1977 525 Bigham Knoll Jacksonville, OR 97530	President	Since March 2004
Investment Committee Member, Portfolio Manager and Chief Investment Officer of Cutler Investment Counsel, LLC since 2011; prior to 2011, Investment Committee Member, Portfolio Manager and Corporate Secretary of Cutler Investment Counsel, LLC

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Name, Date of Birth and Address	Position with the Trust	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years
Executive Officers
Brooke C. Ashland (3) Born: December 1951 525 Bigham Knoll Jacksonville, OR 97530	Vice President and Chief Compliance Officer	Since June 2002
Investment Committee Member and Chief Executive Officer of Cutler Investment Counsel, LLC since 2003; Chief Executive Officer and President of Trustee Investment Services, Inc. (a Trustee education firm) since 1991; President of Big Bear Timber, LLC (farming) since 1989

William C. Beggs Born: December 1982 525 Bigham Knoll Jacksonville, OR 97530	Vice President and Assistant Chief Compliance Officer	Vice President Since November 2012 Assistant Chief Compliance Officer Since October 2011
Member of Cutler Investment Counsel, LLC since 2012 and Senior Analyst and Assistant Chief Compliance Officer of Cutler Investment Counsel, LLC since 2011; Securities Compliance Examiner for the U.S. Securities and Exchange Commission, from 2008 to 2011; Research Analyst for Ethanol Capital Management, LLC, during 2008; Performance Verification Specialist for Ashland Partners and Company, LLP (an independent public accounting firm), during 2006.

Tina H. Bloom Born: August 1968 225 Pictoria Drive Cincinnati, Ohio 45246	Secretary	Since April 2011	Director of Fund Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Robert G. Dorsey Born: April 1957 225 Pictoria Drive Cincinnati, Ohio 45246	Vice President	Since March 2005	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

(1)	Each Trustee holds office until he resigns or is removed. Officers are elected annually.
(2)	Matthew C. Patten is an Interested Trustee because of the positions he holds with the Adviser and its affiliates.
(3)	Matthew C. Patten and Erich M. Patten are brothers and the sons of Brooke C. Ashland.

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of four Trustees, three of whom are Independent Trustees.  The Board is responsible for the oversight of the Trust.  The Board is responsible for overseeing the investment adviser and the Trust’s other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust Instrument.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Board has established four standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by its Chairman, Matthew C. Patten.  Mr. Matthew Patten is affiliated with the Trust’s investment adviser and is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because he is the

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President of the Adviser.  As Chairman, Mr. Matthew Patten has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various service providers.

John P. Cooney serves as the Lead Independent Trustee.  He presides at all Executive Sessions of the Independent Trustees and has the authority to preside at meetings of the Board at which the Chairman of the Board is not present.  In his role as Lead Independent Trustee, Judge Cooney facilitates communication and coordination between the Independent Trustees and Trust management.  He also reviews meeting agendas for the Board and the information provided by management to the Independent Trustees.

The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Mr. Matthew Patten as Chairman and Judge Cooney as Lead Independent Trustee, is appropriate and in the best interests of the Trust, given its specific characteristics such as the Board’s size (four Trustees), the size of the fund complex (two funds) and the funds’ investment style (publicly traded, primarily large cap equity securities in the case of the Cutler Equity Fund and investment grade debt securities in the case of the Cutler Fixed Income Fund).  The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committees.  The Board has established an Audit Committee, a Nominating Committee, a Valuation Committee and a Qualified Legal Compliance Committee (“QLCC”).  The Board of Trustees has determined that its committees help ensure that the Funds have effective and independent governance and oversight.  The members of the Audit and Nominating Committees and the QLCC are the three Independent Trustees: Edward T. Alter , John P. Cooney and Robert F. Turner.  The members of the Valuation Committee are all of the Trustees of the Trust.  John P. Cooney serves as the Chairman of the Valuation Committee and the QLCC and Robert F. Turner serves as the Chairman of the Audit Committee and the Nominating Committee.  Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he serves as Chairman.  Each Committee Chairman facilitates communications and coordination between the Independent Trustees and Trust management with respect to the matters overseen by that Committee.

Audit Committee.  The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust.  It also selects the Trust’s independent registered public accounting firm, reviews the methods, scope, and result of the audits, approves the fees charged for audit and non-audit services, and reviews the Trust’s internal accounting procedures and controls. The Audit Committee met twice during the fiscal year ended June 30, 2013 .

Nominating Committee.  The Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board.  The Nominating Committee does not currently consider shareholder nominations.  The Nominating Committee, which meets when necessary, met once during the fiscal year ended June 30, 2013 .

Valuation Committee.  The Valuation Committee ensures that the securities and other assets of the Funds are valued properly, fairly and in accordance with the Trust's Portfolio Securities Valuation Procedures.  The Valuation Committee is responsible for reviewing and providing advice regarding the Trust’s policies and procedures for determining the NAV per share of each Fund.  The Valuation Committee also produces fair value determinations for securities maintained in each Fund’s portfolio that are consistent with valuation procedures approved by the Board.  The Valuation Committee, which meets when necessary, did not meet during the fiscal year ended June 30, 2013 .

Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation.  The Qualified Legal Compliance Committee did not meet during the fiscal year ended June 30, 2013 because no such reports were made during that period.

Qualifications of the Trustees.  The Nomination Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

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• Mr. Matthew Patten has served as Investment Committee Member and Portfolio Manager of the Adviser and its affiliates since 2003 and President of the Adviser since 2004.  He holds a B.A. degree in Economics and Environmental Geo-Science from Boston College and was awarded his M.B.A. from the University of Chicago.  Mr. Matthew Patten has served as a Trustee since 2004. The Board has concluded that Mr. Matthew is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

• Mr.  John P. Cooney is a retired U.S. Magistrate Judge.  He served as a U.S. Magistrate Judge from 1990 to 2007 and previously served as an attorney in private practice.  Judge Cooney holds LL.B and J.D. degrees from Willamette University.  He has served as a Trustee of the Trust since 2007 and has previously held leadership positions in various professional societies and community organizations. The Board has concluded that Judge Cooney is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business and judicial experience.

• Mr.  Robert F. Turner retired in February 2012 as Chairman of Jeld-Wen, Inc., a manufacturing company.  He previously had served as Executive Vice President and Chief Operating Officer of Jeld-Wen, Inc. from 1999 to 2010.  Mr. Turner holds a B.S. degree in Business from the University of Oregon.  Mr. Turner has served on the Boards of several nonprofit organizations, including the University of Oregon Foundation and Jeld-Wen Foundation. The Board has concluded that Mr. Turner is suitable to serve as a Trustee because of his business experience, his academic background and his service on other boards.

• Mr. Edward T. Alter retired in January 2009 after 28 years as Treasurer of the State of Utah.  He holds a B.A. degree in Banking and Finance and an M.B.A. from the University of Utah.  Mr. Alter is a Certified Public Accountant and has over 40 years of accounting and financial management experience.  He was formerly a member of the Utah State Bonding Commission, the Private Activity Bond Review Board and the Utah Housing and Finance Agency Board.  Mr. Alter has served as a member of the Utah State Retirement Board for 30 years and served as President of the Board for 9 years.  He also serves as a member of the Utah Capital Investment Board and the Utah Higher Education Assistance Board.  The Board has concluded that Mr. Alter is suitable to serve as a Trustee because of his professional investment and business experience, his academic background and his service and leadership on other boards.

Risk Oversight.  An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The Funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board exercises oversight of the risk management process through the Board itself and through its various committees.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the committees receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees meet separately with the Trust’s Chief Compliance Officer, outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives an annual report from the Trust’s Chief Compliance Officer regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Funds, including the investment performance of the Funds , as well as reports regarding the valuation of the Funds’ securities.  In addition, in its annual review of the Funds’ investment advisory agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the Adviser or its

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affiliates, or other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

Trustee Ownership of Fund Shares

Trustee	Dollar Range of Beneficial Ownership in the Cutler Equity Fund as of December 31, 2012	Dollar Range of Beneficial Ownership in the Cutler Fixed Income Fund as of December 31, 2012	Aggregate Dollar Range of Ownership as of December 31, 2012 in all Funds Overseen by Trustee in the Same Family of Investment Companies
Interested Trustee
Matthew C. Patten	$10,001 -- $50,000	None	$10,001 -- $50,000
Independent Trustees
John P. Cooney	$50,001 -- $100,000	None	$50,001 -- $100,000
Robert F. Turner	None	None	None
Edward T. Alter(1)	None	None	None

(1)	Mr. Alter did not begin to serve on the Board until August 2013.

Ownership of Securities of the Adviser and Principal Underwriter

As of December 31, 2012 , no Independent Trustee or any of his immediate family members owned beneficially or of record securities of the Funds’ investment adviser or principal underwriter, or any person directly or indirectly, controlling, controlled by or under common control with the Funds’ investment adviser or principal underwriter.

Compensation of Trustees and Officers

Effective November 26, 2012 , for his service to the Trust, each Independent Trustee of the Trust is paid an annual retainer fee of $7,500 , plus a fee of $1,250 per Board meeting attended.   Prior to November 26, 2012, each Independent Trustee of the Trust was paid an annual retainer fee of $5,000, plus a fee of $1,250 per Board meeting attended.   The Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings.  Mr. Patten receives no compensation (other than reimbursement for travel and related expenses) for his service as a Trustee of the Trust.  No officer or employee of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings.  The following table sets forth the fees paid to each current Trustee by the Trust and the Fund Complex during the fiscal year ended June 30, 2013 .

Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued	Estimated Annual Benefits upon Retirement	Total Compensation from Trust and Fund Complex
Matthew C. Patten(1)	$ 0	$ 0	$ 0	$ 0
John P. Cooney	$ 11,875	$ 0	$ 0	$ 11,875
Robert F. Turner(2)	$ 9,375	$ 0	$ 0	$ 9,375
Edward T. Alter(3)	$ 0	$ 0	$ 0	$ 0

(1)	Mr. Patten is an Interested Trustee because of the positions he holds with the Adviser and its affiliates.
(2)	Mr. Turner did not begin to serve on the Board until September 2012.
(3)	Mr. Alter did not begin to serve on the Board until August 2013.

Investment Adviser

Services of Adviser

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  Under the Advisory Agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Funds’ investments and effecting portfolio transactions for the Funds.

Ownership of Adviser/Affiliations

Brooke C. Ashland, Vice President of the Trust, has a majority ownership interest in the Adviser and is therefore deemed to control the Adviser.  The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940.  The Trustees or executive officers of the Trust who are employed by the Adviser (or affiliates of the Adviser) are Brooke C. Ashland, Matthew C. Patten, Erich M. Patten and William C. Beggs.  The titles for each as they relate to the Trust, the Adviser and affiliates of the Adviser are located in the table in this section under the caption “Trustees and Executive Officers.”

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Fees Paid to Adviser

The Adviser’s fee is calculated as a percentage of each Fund’s average net assets.

The fee, which is accrued daily by the Equity Fund and is paid monthly, is equal to 0.75% per annum of the average daily net assets of the Equity Fund.  For the fiscal years ended June 30, 2013 , 2012 and 2011, the Equity Fund paid fees to the Adviser of $633,980 , $345,262, and $296,730, respectively.

The fee, which is accrued daily by the Fixed Income Fund and is paid monthly, is equal to 0.50% per annum of the average daily net assets of the Fixed Income Fund.   For the fiscal periods ended June 30, 2013 and September 30, 2012, the Fixed Income Fund paid fees to the Adviser of $66,542 and $863, respectively.

The Adviser has agreed to reduce its investment advisory fees to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) to 1.15% of the Equity Fund’s average daily net assets.  Any such fee reductions by the Adviser are subject to repayment by the Equity Fund, provided that the repayment does not cause the Equity Fund’s ordinary operating expenses to exceed the foregoing expense limit, and provided further that the fees which are the subject of the repayment were incurred within 3 years of the repayment.

Other Provisions of the Advisory Agreement

Unless sooner terminated, the Advisory Agreement shall continue in effect from year to year with respect to each Fund so long as it is approved at least annually by the Board or by vote of the Fund’s shareholders, and in either case by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement may be terminated with respect to a Fund without penalty by the Trust on 60 days written notice when authorized either by vote of the holders of a majority of a Fund’s outstanding securities or by a vote of a majority of the Board on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Trust.   The Advisory Agreement terminates automatically in the event of its assignment, as defined by the 1940 Act.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law, except that the Advisory Agreement does not protect the Adviser against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

Portfolio Managers

Erich M. Patten and Matthew C. Patten, the Equity Fund’s Portfolio Managers, and Xavier J. Urpi, the Fixed Income Fund’s Portfolio Manager, are also responsible for the day-to-day management of other accounts, as indicated in the following table.

Other Accounts Managed (as of June 30, 2013 )

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Matthew C. Patten	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 316	$ 0 $ 0 $ 175,084,062	0 0 0	$ 0 $ 0 $ 0
Erich M. Patten	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 316	$ 0 $ 0 $ 175,084,062	0 0 0	$ 0 $ 0 $ 0
Xavier J. Urpi	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 19	$ 0 $ 0 $ 603,775,669	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The Adviser does not believe there are any material conflicts of interest in connection with the Portfolio Managers ’ management of the Funds’ investments and the investments of other accounts listed above.  However, potential conflicts of interest may arise where the Funds and other accounts managed by the Portfolio Managers follow the same investment

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strategy and the Adviser is purchasing the same securities for the Funds and its other clients or where a Portfolio Manager is trading personally in the same securities.

In the event that more than one account managed by the Adviser is trading the same security, the Adviser has adopted policies and procedures designed to allocate trades on a pro rata basis across all accounts managed by the Adviser.  These policies are designed to ensure equitable treatment of all accounts and to protect the Funds from disparate treatment due to any conflicts of interest.  In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser’s clients come first.

Compensation

Each Portfolio Manager is an equity owner of the Adviser and his compensation, consisting of a fixed annual salary plus the potential for a discretionary bonus, varies with the general success of the Adviser as a firm. The Portfolio Managers’ compensation is not directly linked to any specific factors, such as the Funds’ performance or asset levels, but these factors may nevertheless affect the performance and profitability of the Adviser and may, as a result, affect the Portfolio Managers’ compensation.

Ownership of Fund Shares

The following table indicates the dollar value of shares of the Funds beneficially owned by the Portfolio Managers as of June 30, 2013 .

Name of Fund Managed	Name of Portfolio Manager	Dollar Value of Cutler Equity Fund Shares Beneficially Owned	Dollar Value of Cutler Fixed Income Fund Shares Beneficially Owned
Cutler Equity Fund	Erich M. Patten	$100,001 -- $500,000	$10,001 -- $50,000
Cutler Equity Fund	Matthew C. Patten	$100,001 -- $500,000	$0
Cutler Fixed Income Fund	Xavier J. Urpi	$1 -- $10,000	$1 -- $10,000

Distributor

The principal underwriter of the shares of the Funds is Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.  The Distributor is a subsidiary of Ultimus Fund Solutions, LLC, the Trust’s administrator.  Robert G. Dorsey and Mark J. Seger are each an officer of the Trust and a Managing Director of the Distributor.  The Distributor serves as principal underwriter for the Trust pursuant to a Distribution Agreement.  Shares of the Funds are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares, but it is not obliged to sell any particular amount of shares.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year so long as such continuance is approved.  The Distribution Agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement is terminable without penalty by the Trust on 60 days written notice when authorized either by vote of a majority of the Funds’ outstanding securities or by a vote of a majority of the Board on 60 days written notice to the Distributor, or by the Distributor on 60 days written notice to the Trust.  The Distribution Agreement terminates automatically in the event of its assignment, as defined by the 1940 Act.

Other Service Providers to the Funds

Administrator, Accountant and Transfer Agent

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services.  The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board.

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For the performance of these services, each Fund pays the Administrator a monthly fee at the annual rate of 0.15% of the average value of the Fund’s daily net assets up to $500 million, 0.125% of such assets from $500 million to $1 billion, and 0.10% of such assets in excess of $1 billion, subject to a minimum monthly fee of $6,000.  In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.   The following table indicates the fees paid by the Funds to the Administrator for the fiscal years ended June 30, 2013, 2012 and 2011.

Fiscal Year Ended June 30,	Fees Paid to the Administrator by the Cutler Equity Fund	Fees Paid to the Administrator by the Cutler Fixed Income Fund
2013	$127,127	$54,000(1)
2012	$72,411	N/A
2011	$72,000	N/A

(1)	For the nine months ended June 30, 2013.

Custodian

The Funds’ custodian is US Bank, N.A. (the “Custodian”), located at 425 Walnut Street, Cincinnati, Ohio 45202.  The Custodian, pursuant to an agreement with the Trust, safeguards and controls the Funds’ cash and securities and collects income on the Funds’ investments.  The Custodian may employ subcustodians to provide custody of the Funds’ assets.

Independent Registered Public Accounting Firm

BBD, LLP has been selected as the Funds’ independent registered public accounting firm.  BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, audits the annual financial statements of the Funds and prepares the Funds’ tax returns.

Portfolio Transactions

How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions.  In a principal transaction, the party from whom the Funds purchase or to whom the Funds sell is acting on its own behalf (and not as the agent of some other party such as its customers).  These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities.  There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker.  In transactions on stock exchanges, commissions are negotiated.  When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

Commissions Paid

The following table shows the aggregate brokerage commissions paid by the Funds during each of the past three fiscal years.

	Cutler Equity Fund	Cutler Fixed Income Fund
Year Ended June 30, 2013	$45,248	$852
Year Ended June 30, 2012	$ 9,971	N/A
Year Ended June 30, 2011	$15,230	N/A

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The increase in brokerage commissions paid for the fiscal year ended June 30, 2013 from the prior fiscal year was primarily due to an increased number of portfolio transactions as a result of the reorganization of The Elite Growth & Income Fund into the Equity Fund on September 28, 2012.

Adviser Responsibility for Purchases and Sales

Subject to any applicable policies adopted by the Trust, the Adviser places orders for the purchase and sale of securities with brokers and dealers selected by the Adviser in its discretion.  The Funds do not have any obligation to deal with any specific broker or dealer in the execution of portfolio transactions.  Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Funds rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions.  This means that the Adviser seeks the most favorable price and execution available.  The Adviser’s primary consideration in placing trades for the Funds is prompt execution of orders in an effective manner and at the most favorable price available.

Choosing Broker-Dealers

The Funds may not always pay the lowest commission or spread available.  Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Obtaining Research from Brokers

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Funds to pay these brokers a higher commission than may be charged by other brokers.  This research is designed to augment the Adviser’s own internal research and investment strategy capabilities.  This research may be used by the Adviser in connection with services to clients other than the Funds, and not all research services may be used by the Adviser in connection with the Funds.  The Adviser’s fees are not reduced by reason of the Adviser’s receipt of research services.

Subject to applicable regulations and the Adviser’s fiduciary duties, the Adviser has full brokerage discretion.  It evaluates the range of quality of a broker’s services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer.  Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker.  This research would include reports that are common in the industry.  Typically, the research will be used to service all of the Adviser’s accounts although a particular client may not benefit from all the research received on each occasion.  The nature of the services purchased for clients include industry research reports and periodicals, quotation systems and formal databases.

Occasionally, the Adviser may place an order with a broker and pay a slightly higher commission than another broker might charge.  If this is done it will be because of the Adviser’s need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution.  Since most of the Adviser’s brokerage commissions for research are for economic research on specific companies or industries and, since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser’s clients.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts.  When such concurrent authorizations occur, the objective will be to allocate the execution in a manner that is deemed equitable to the accounts involved.  Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

Transactions through Affiliates

The Adviser does not effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons).  The Board has not adopted procedures to allow such transactions.

Other Accounts of the Adviser

Investment decisions for the Funds are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates.  Investment decisions are the product of many factors, including basic suitability for the particular client involved.  Thus, a particular security may be bought or sold for

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certain clients even though it could have been bought or sold for other clients at the same time.  Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.  In some instances, one client may sell a particular security to another client.  It also sometimes happens that two or more clients simultaneously purchase or sell the same security.  In that event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is equitable to each and in accordance with the amount being purchased or sold by each.  There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security.  In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

Portfolio Turnover

The frequency of portfolio transactions of the Funds (the portfolio turnover rate) will vary from year to year depending on many factors.  From time to time the Funds may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets.  The Equity Fund expects normal turnover of less than 50%, although there can be periods of greater or lesser action based upon market and corporate earnings activity.  The Fixed Income Fund expects its turnover will typically range between 50% and 125%.  An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year.  Higher portfolio turnover rates may result in increased brokerage costs to the Funds and a possible increase in short-term capital gains.

The Equity Fund’s portfolio turnover rates for the fiscal years ended June 30, 2013 , 2012 and 2011 were 8% , 9%, and 15%, respectively (see footnote (c) on page 43 of the Prospectus).   The Fixed Income Fund’s portfolio turnover rate for the fiscal period ended June 30, 2013 was 34% .

Securities of Regular Broker-Dealers

From time to time the Funds may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers.  For this purpose, regular brokers and dealers means the 10 brokers or dealers that:  (1) received the greatest amount of brokerage commissions during the Funds’ last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Funds during the Funds’ last fiscal year; or (3) sold the largest amount of the Funds’ shares during the Funds’ last fiscal year.

Policy Regarding Selective Disclosure of Portfolio Holdings

The Board has adopted the Policy Regarding Selective Disclosure of Portfolio Holdings set forth below to govern the circumstances under which disclosure regarding portfolio securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.  The Board has delegated to the Trust’s Chief Compliance Officer the responsibility for ongoing monitoring and supervision of the policy to ensure compliance.  The Board provides ongoing oversight of compliance with the policy and, as part of this oversight function, the Trustees receive from the Trust’s Chief Compliance Officer reports on any material violations of or exceptions to this policy.  Although no material conflicts of interest are believed to exist that could disadvantage the Funds or the Funds’ shareholders, various safeguards have been implemented to protect the Funds and the Funds’ shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, its investment adviser and its principal underwriter in connection with their personal securities transactions; the adoption by the Funds’ investment adviser and principal underwriter of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for principal officers of the Trust that requires such officers to avoid conflicts of interest and to report to the Chief Compliance Officer any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

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Public disclosure regarding the portfolio securities held by the Funds is made quarterly in the Annual Report and Semi-Annual Report to shareholders and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

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Information regarding portfolio securities, and other information regarding the investment activities of the Funds, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust.

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This policy relating to disclosure of the Funds’ holdings of portfolio securities does not prohibit: (i) disclosure of  information to the Funds’ investment adviser or to other service providers, including but not limited to, the Trust’s administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through whom

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the Funds purchase and sell portfolio securities; and (ii) disclosure of holdings of, or transactions in, portfolio securities by the Funds that is made on the same basis to all shareholders of the Funds.

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The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports), is disclosed to any shareholder or other person.  The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds. The Chief Compliance Officer shall inform the Board of any such arrangements that are approved, and the rationale supporting approval, at the next regular quarterly meeting of the Board following such approval.  The Chief Compliance Officer shall also inform the Board at least quarterly of any violations of this policy.

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Neither the Adviser nor the Trust (nor any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

Below is a table that lists each service provider and other entity receiving non-public portfolio information along with information regarding the frequency of access, lag time for disclosure of portfolio information, and limitations on use (including a prohibition on trading on non-public information) of portfolio information.

Type of Service Provider	Frequency of Access to Portfolio Information	Restrictions on Use	Lag Time
Adviser	Daily	Contractual and Ethical	None
Administrator and Distributor	Daily	Contractual and Ethical	None
Custodian	Daily	Contractual and Ethical	None
Auditor	During annual audit, or as needed	Ethical	None
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical	None
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place	None
Broker/dealers through which the Funds purchase and sell portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Funds’ entire portfolios	Contractual and Ethical	None
Independent Rating or Ranking Agencies: Morningstar Inc., Lipper, Bloomberg L.P., and FactSet	Monthly	No formal restrictions	At least 30 days

The Board has determined that the Funds and the Funds’ shareholders are adequately protected by the restrictions on use in those instances listed above, including those where contractual obligations between the Trust and the party do not exist.  There can be no assurance, however, that the Funds’ Policy Regarding Selective Disclosure of Portfolio Holdings will prevent the misuse of such information by firms or individuals that receive such information.

Additional Purchase and Redemption Information

General Information

You may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent’s offices located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The Funds accept orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

The Funds may not be available for sale in the state in which you reside.  Please check with your investment professional to determine the Funds’ availability.

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Additional Purchase Information

Shares of the Funds are sold on a continuous basis by the Distributor at the next calculated NAV per share, without any sales charge.  Accordingly, the offering price per share is the same as the NAV.

The Funds reserve the right to refuse any purchase request in excess of 1% of a Fund’s total assets.  The Funds also reserve the right to refuse any purchase request, particularly requests that could adversely affect the Funds or the Funds’ operations.  This includes those from any individual or group who, in the Funds’ view, is likely to engage in excessive trading as described in the Prospectus.

The Funds’ shares are normally issued for cash only.  In the Adviser’s discretion, however, the Funds may accept portfolio securities that meet the investment objective and policies of a Fund as payment for Fund shares. The Funds will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by fair valuation procedures).

Individual Retirement Accounts (IRAs)

All contributions into an IRA through the automatic investing plan are treated as IRA contributions made during the year the investment is received.

UGMAs/UTMAs

If the trustee’s name is not in the account registration of a uniform gift or transfer to minor (“UGMA/UTMA”) account, the investor must provide a copy of the trust document.

Purchases Through Financial Institutions

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions.  Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

If you purchase shares through a financial institution, you will be subject to the institution’s procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Funds directly.  When you purchase the Funds’ shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution’s procedures, you may have the Funds’ shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers.  Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution.  Contact your institution for further information.  If you hold shares through a financial institution, the Funds may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements.  The Funds are not responsible for the failure of any financial institution to carry out its obligations to its customers.

Investors purchasing shares of the Funds through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

Additional Redemption Information

Each Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions in Fund shares effected for the benefit of a shareholder, as provided in the Prospectus.

Suspension of Right of Redemption

Each Fund may suspend the right of redemption when : (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) the SEC by order has permitted a suspension for the protection of the shareholders of the Fund.

Redemption In-Kind

Redemption proceeds normally are paid in cash.  However, payments may be made wholly or partly in portfolio securities if management of the Trust determines conditions exist which would make payment in cash detrimental to the best interests of a Fund.  If redemption proceeds are paid wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash.  In addition, the shareholder will bear the risk of any

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market fluctuation in the price of a security from the time of valuation by the Funds to the time of transfer to the shareholder.  Accordingly, the redeeming shareholder, when selling a security received in-kind, may receive cash of a lesser or greater amount than the total value of the portfolio securities received in redemption of Fund shares.  The Fund will endeavor to transfer the security to the shareholder as quickly as practicable, subject to the shareholder’s timely provision of information pertaining to the custodial account to which such securities will be transferred.  The shareholder will bear all costs associated with the in-kind distribution of portfolio securities.  The Funds have filed an election with the SEC pursuant to which the Funds may effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of a Fund’s total net assets, whichever is less, during any 90-day period.  In the opinion of management of the Trust, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities would be made.  In connection with a redemption in-kind, the shareholder has the option to receive in cash the lesser of $250,000 or 1% of a Fund’s net assets.  The shareholder may waive this right.

NAV Determination

The price of each Fund’s shares on any given day is its NAV per share.  NAV is calculated for the Funds on each day that the New York Stock Exchange is open for trading.  In determining a Fund’s NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time).  If no sale price is reported, the mean of the last bid and ask price is used.  Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the closing bid price.  Money market instruments that mature within sixty days or less may be valued at amortized cost unless the Adviser believes another valuation is more appropriate.  Investments in other open-end regulated investment companies are valued at NAV per share.

The Funds value securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which a Fund’s securities primarily trade but before the time as of which the Fund calculates its NAV.

Distributions

Unless a shareholder has elected to receive distributions in cash, distributions of net investment income will be reinvested at a Fund’s NAV per share calculated on the payment date.  Distributions of capital gains will also be reinvested at the NAV per share of the Fund calculated on the payment date for the distribution.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Taxation

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. Federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below).  Such information is only a summary of certain key Federal income tax considerations affecting the Funds and the Funds’ shareholders that are not described in the Prospectus.  No attempt has been made to present a complete explanation of the Federal tax treatment of the Funds or the tax implications for shareholders.  The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on the date hereof.  Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and the Funds’ shareholders.  Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisor as to the Federal, state, local and foreign tax provisions applicable to them.

Qualification as a Regulated Investment Company

Each Fund intends to qualify each tax year as a “regulated investment company” under the Code.  This qualification does not involve governmental supervision of management or investment practices or policies of the Funds.

The tax year of the Funds ends on June 30 (the same as the Funds’ fiscal year end).

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Meaning of Qualification

As a regulated investment company, a Fund generally will not be subject to Federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and the excess of short-term capital gains over long-term capital losses) and net capital gains (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders.  In order to qualify as a regulated investment company a Fund must satisfy the following requirements:

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A Fund must distribute at least 90% of its investment company taxable income for the tax year.  (Certain distributions made by a Fund after the close of the its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

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A Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

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A Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of a Fund’s total assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of a Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Funds control and which are engaged in the same or similar trades or businesses.

Failure to Qualify

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for dividends to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits.  A portion of these distributions generally may be eligible for the dividends-received deduction in the case of corporate shareholders.

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund’s income and performance.  It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

Based on the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test, which would require corrective action but no tax.  In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each tax year.  These distributions are taxable to shareholders as ordinary income.  A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of a Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets).  A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met.  To the extent a Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions generally are not treated as qualified dividend income.

Each Fund anticipates distributing substantially all of its net capital gains for each tax year.  These distributions generally are made only once a year, usually in December, but a Fund may make additional distributions of net capital gains at any time during the year.  These distributions are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses arising in taxable years beginning on or before

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December 31, 2010 may be carried forward to offset any net realized capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  Capital losses arising in taxable years after December 31, 2010 may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.   During the year ended June 30, 2013, the Cutler Equity Fund assumed capital loss carryforwards of $6,906,206 from The Elite Growth & Income Fund of which $979,773 was utilized to offset current year gains.  The remaining capital loss carryforwards of $5,926,433 consist of short-term losses of $4,635,458 (with a maximum amount of $1,299,264 available in each year) which expire on June 30, 2018 and short-term losses of $250,862 and long-term losses of $1,040,113 which have no expiration.  These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Distributions by the Funds that do not constitute ordinary income dividends or capital gains distributions will be treated as a return of capital.  Return of capital distributions reduce the shareholder’s tax basis in the shares and are treated as gain from the sale of the shares to the extent the shareholder’s basis would be reduced below zero.

All distributions by the Funds will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Funds.  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

A shareholder may purchase shares at a time when a Fund’s NAV reflects undistributed net investment income or realized capital gains, or unrealized appreciation in the value of the assets of the Fund.  Distributions of these amounts are taxable to the shareholder in the manner described above, although the distribution economically constitutes a return of capital to the shareholder.

If a shareholder holds shares for six months or less and redeems shares at a loss after receiving a capital gains distribution, the loss will be treated as a long-term capital loss to the extent of the distribution.

Ordinarily, shareholders are required to take distributions by the Funds into account in the year in which they are made.  A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by the shareholders (and made by the Funds) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

Shareholders will be advised annually as to the U.S. Federal income tax consequences of distributions made (or deemed made) to them during the year.

For taxable years beginning after December 31, 2011, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of Fund shares .  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Certain Tax Rules Applicable to the Funds’ Transactions

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time the Funs actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss.  These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Funds’ investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Funds’ net capital gains.

If a Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code, a Fund may be subject to U.S. Federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders.   A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains.  Any tax paid by a Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder.  A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from “passive income” (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce “passive income.”   A

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Fund could elect to “mark-to market” stock in a PFIC.  Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock.  The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years.  The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election.  Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income.  The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss.  The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.  If a Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a “qualified electing fund” under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund.  Any such income would be subject to the 90% distribution requirement described above and the excise tax distribution requirement described below.  However, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year; and (3) the balance of any undistributed amounts from prior years.  The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in a calendar year.

For purposes of calculating the excise tax, a Fund: (1) reduce its capital gain net income (but not below its net capital gains) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year.  The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

Each Fund intends to make sufficient distributions of ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Sale or Redemption of Shares

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption (a so-called “wash sale”).  In general, any gain or loss arising from the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of capital gains distributions received on such shares.  For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Backup Withholding Tax

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions and the proceeds of redemptions of shares paid to any shareholder: (1) who has failed to provide its correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Funds that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.”

Foreign Shareholders

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

28

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income distributions paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution.  The foreign shareholder generally would be exempt from U.S. Federal income tax on gain realized on the sale of Fund shares , capital gains distributions from a Fund and amounts retained by a Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gains distributions and any gain realized upon the sale of Fund shares will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.  A foreign corporate shareholder would also be subject to a branch profits tax.

In the case of a non-corporate foreign shareholder, the Funds may be required to withhold U.S. Federal income tax at a rate of 30% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Funds with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.

The tax rules of other countries with respect to distributions from a Fund can differ from the rules for U.S. Federal income taxation described above.  These foreign rules are not discussed herein.  Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in a Fund, distributions from a Fund, the applicability of foreign taxes and related matters.

State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from a Fund can differ from the rules for U.S. Federal income taxation described above.  These state and local rules are not discussed herein.  Shareholders are urged to consult their tax advisors as to the consequences of state and local tax rules with respect to an investment in a Fund, distributions from a Fund, the applicability of state and local taxes and related matters.

Calculation of Performance Data

The Funds may, from time to time, advertise certain total return information.  The average annual total returns of a Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of a Fund’s operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions).  In particular, the average annual total returns of each Fund (“T”) is computed by using the redeemable value at the end of a specified period of time (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of a Fund’s shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of a Fund’s shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.   A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The table below shows each Fund’s average annual total returns for periods ended June 30, 2013 :

	Cutler Equity Fund	Cutler Fixed Income Fund
One Year	19.26%	-1.03%
Five Years	8.58%	5.35%
Ten Years	7.86%	3.99%

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In addition, the Funds may advertise other total return performance data (“Nonstandardized Return”).  Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions.  Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Funds may advertise their yields.  A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]

Where:
a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security.  Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).  The Equity Fund’s yield for the 30 days ended June 30, 2013 was 1.23% .  The Fixed Income Fund’s yield for the 30 days ended June 30, 2013 was 0.04% .

The Funds’ performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, the Equity Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets.  Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals.  Performance comparisons may be useful to investors who wish to compare a Fund’s past performance to that of other mutual funds and investment products.  Of course, past performance is not a guarantee of future results.

•
Lipper ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•	Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to a Fund’s Prospectus to obtain a more complete view of a Fund’s performance before investing.  Of course, when comparing a Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price.  Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in a Fund assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Funds may also disclose from time to time information about \ portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Group and Moody’s Investors Service, Inc.).  The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Funds may also present performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends.  The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

30

Other Matters

General

General Information

The Cutler Trust was organized as a business trust under the laws of the State of Delaware on October 2, 1992.  The Trust has operated under that name and as an investment company since that date.

The Trust is registered as an open-end, management investment company under the 1940 Act.  The Trust offers two series of shares of beneficial interest, the Cutler Equity Fund and the Cutler Fixed Income Fund (formerly, the Cutler Income Fund).   Each Fund is diversified as that term is defined by the 1940 Act.  The Trust has an unlimited number of authorized shares of beneficial interest.  The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust will continue indefinitely until terminated.

Shareholder Voting and Other Rights

Each share of the Funds has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately.  Delaware law does not require the Funds to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law.  There are no conversion or preemptive rights in connection with shares of the Funds.

All shares, when issued in accordance with the terms of this offering, will be fully paid and nonassessable.

A shareholder in a Fund is entitled to the shareholder’s pro rata share of all distributions arising from the Fund’s assets and, upon redeeming shares, will receive the portion of the Fund’s net assets represented by the redeemed shares.

Shareholders owning 25% or more of a Fund’s outstanding shares may, as set forth in the Trust Instrument, call meetings of the Fund for any purpose related to the Fund, including, in the case of a meeting of the Fund, the purpose of voting on removal of one or more Trustees.

Certain Reorganization Transactions

A Fund may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets.  Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Fund.  However, the Trustees may, without prior shareholder approval, change the form of organization of the Funds by merger, consolidation or incorporation.

Codes of Ethics

The Trust, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act.  These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.

Proxy Voting Policies

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B.  Information regarding how the Funds voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling (888) CUTLER4, or on the SEC’s website at http://www.sec.gov.

Ownership of Fund Shares

As of October 2, 2013 , the officers and Trustees of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Funds.  On the same date, the following shareholders owned of record 5% or more of the outstanding shares of a Fund:

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Cutler Equity Fund:

Name and Address of Record Owner	Amount of Ownership	Percentage Ownership
Charles Schwab & Co. Inc. - Mutual Fund 211 Main Street San Francisco, California 94105	1,386,023.900 shares	20.52%
TD Ameritrade Trust Co. P.O. Box 17748 Denver, Colorado 80217-0748	594,691.714 shares	8.80%
Axelson Fishing Tackle Manufacturing Co. Profit Sharing Plan 17351 Murphy Avenue Irvine, California 92714	340,701.419 shares	5.04%

Cutler Fixed Income Fund:

Name and Address of Record Owner	Amount of Ownership	Percentage Ownership
Charles Schwab & Co. Inc. - Mutual Fund 211 Main Street San Francisco, California 94105	80,043.519 shares	5.12%

Limitations on Liability of Shareholders, Trustees and Officers

Delaware law provides that the Funds’ shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit.

The Bylaws of the Trust provide that the Trustees and officers shall be indemnified to the fullest extent permitted by applicable laws.  However, any Trustee or officer will not be protected against liability to the Funds or the Funds’ shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby.  The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or obtained on the SEC’s website at http://www.sec.gov.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete and, in each instance, are qualified by, and reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

Financial Statements

The financial statements of the Funds for the year ended June 30, 2013 , included in the Annual Report to shareholders of the Funds, which have been audited by BBD, LLP, are incorporated herein by reference.

32

Appendix A: Description of Securities Ratings

Corporate Bonds (Including Convertible Bonds)

Moody’s Investors Service, Inc.

Aaa
Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A
Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note
Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard and Poor’s Corporation

AAA	An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, large uncertainties or major exposures to adverse conditions may outweigh these.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.
C	The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The ‘r’ symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings Ltd.

AAA
Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB
Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D
Default. Securities are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, ‘DD’ indicates expected recovery of 50% – 90% of such outstanding amounts and ‘D’ the lowest recovery potential, i.e. below 50%.

Preferred Stock

Moody’s Investors Service, Inc.

aaa
An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a
An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

b
An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue that is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue that is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
c	This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note
Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation

AAA	This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
AA
A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A
An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB
An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC
Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, large uncertainties or major risk exposures to adverse conditions outweigh these.

CC	The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.
C	A preferred stock rated C is a nonpaying issue.
D	A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.
N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
Note
Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s Investors Service, Inc.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Prime-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.
• High rates of return on funds employed.
• Conservative capitalization structure with moderate reliance on debt and ample asset protection.
• Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
• Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2
Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3
Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Corporation

A-1
A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings Ltd.

F1
Obligations assigned this rating have the highest capacity for timely repayment under Fitch’s national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a “+” is added to the assigned rating.

F2
Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as ‘F1’ and capacity for timely repayment may be susceptible to adverse change sin business, economic, or financial conditions.

F3
Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B
Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C	Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

Appendix B: Proxy Voting Policies and Procedures

CUTLER INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES

ESTABLISHED AUGUST 20, 2003

Amended March 10, 2006

Amended May 20, 2008

Amended December 29, 2009

SEC rule 206(4)-6 requires each investment adviser that votes proxies for its clients to have Proxy Voting Policies and Procedures. The Department of Labor requires that an investment adviser vote proxies for ERISA plan securities, unless the voting right has been expressly reserved to the plan trustees or other plan fiduciary.  Cutler Investment Counsel, LLC (“Cutler”) votes proxies for all of our clients unless the client relieves us of that responsibility in writing. Accordingly, we advise the custodian to forward all proxies to us. We retain final authority and fiduciary responsibility for proxy voting.

The rule requires that we describe how we address material conflicts between our interests and those of our clients with respect to proxy voting.  Cutler votes securities based on a pre-determined policy assuming the decision involves little or no discretion.  We recognize, however, that under certain circumstances we may have a conflict of interest in voting proxies on behalf of a fund or other client.  A “conflict of interest,” means any circumstance when Cutler, a fund advised by us, the principal underwriter of the fund, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted.

In the event of such a conflict of interest, we will vote proxies relating to such issuers in accordance with the following procedures:

(i)          Routine Matters Consistent with Policies.  Cutler may vote proxies for routine matters in accordance with these policies.

(ii)         Immaterial Conflicts.  Cutler may vote proxies in accordance with these Policies if it is determined that the conflict of interest is not material.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Cutler’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.

(iii)        Material Conflicts and Non-Routine Matters.  If, with respect to any proxy to be voted on behalf of a series of the Cutler Trust (the “Trust”)(a “Fund”), Cutler believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by these policies, then—

Cutler shall contact the proxy administrator for review and determination.  In the event that the proxy administrator determines that he/she has a conflict of interest, the proxy administrator shall submit the matter for determination to a member of the Board of Trustees of the Trust (the “Board”) who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  In making a determination, the proxy administrator or the Board member will consider the best interests of Fund shareholders and may consider the recommendations of independent third parties that evaluate proxy proposals.

If, with respect to any proxy to be voted on behalf of any other clients, Cutler believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by these policies, then we would suggest the client engage a third party to vote their proxies.

The rule also requires us to disclose information to our client about our procedures and policies, and how the client may obtain information on how we voted their proxies.  This disclosure is provided annually to clients as part of their ADV offering.  We will send to our clients upon verbal or written request a copy of our policies and procedures or any request on how we voted their proxies.

The proxy materials voted by us are logged by the operations department proxy administrator when received.  The proxy statement is distributed to an appropriate investment manager, who reviews the proxy, and marks the appropriate vote according to our policies. Any comments by the investment manager are noted on the proxy material.  Any unusual or controversial issues are discussed with the Investment Committee. A permanent record of all votes is retained.

The proxy administrator reconciles on a regular basis proxies received against holdings on the record date of client accounts to ensure that all shares held on the record date are voted.  The proxy administrator is responsible for overseeing the proxy voting process to ensure that proxies are voted in accordance to the guidelines provided in these proxy voting policies and procedures.  The proxy administrator also will, from to time, periodically review these policies and industry trends in comparable proxy voting policies and procedures.  The proxy administrator may recommend, as appropriate, revisions to update these policies.

As described further below, after an initial review, we will generally vote with management on routine matters related to the operation of the company and not expected to have a significant economic impact on the company or shareholders.  We review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.  We review and consider corporate governance issues related to proxy matters and generally support proposals that foster good corporate governance practices.

Regarding special interest issues we may consider the following factors when developing a position: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility to vote proxies for the greatest long-term shareholder value.

Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  However, the position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

a)           Routine Matters

(i)           Election of Directors.  Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors.  Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(ii)           Appointment of Auditors.  Management recommendations will generally be supported.

(iii)           Changes in State of Incorporation or Capital Structure.  Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.  Proposals to increase authorized common stock should be examined on a case-by-case basis.  If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

b)           Non-routine Matters

(i)           Corporate Restructurings, Mergers and Acquisitions.  These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.

(ii)           Proposals Affecting Shareholder Rights.  Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(iii)           Anti-takeover Issues.  Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(iv)           Executive Compensation.  Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(v)           Social and Political Issues.  These types of proposals should generally not be supported if they are not supported by management unless they would have a readily- determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.”  We may consider the following factors when developing a position on this issue: (i) the board is limited to what actions it may legally take with such authority; and (ii) our responsibility to consider actions before supporting them.

There are many other issues that may be on a company’s proxy.  Whatever those issues are, we act prudently, solely in the interest of the client.  Furthermore, to act prudently in the voting of proxies we must consider those factors which would affect the value of the plan’s investment.

As stated in SEC books and records rule 204-2 we retain the following:

•	Copy of proxy voting policies and procedures
•	A copy of each proxy voting statement received regarding client securities.
•	A record of each vote cast on behalf of a client
•	A copy of any document created by Cutler that was material to making a decision how to vote proxies for a client or that memorializes the basis for that decision
•	A copy of each written client request for voting information and a copy of any written response to a client request.

Two years of the above records are kept in the office of the adviser.  Five years are kept either in the office or off site at a storage unit.  Form N-PX shall be filed with the SEC in a timely manner. Proxy votes will be reviewed at quarterly Investment Committee meetings.

Client accounts managed by sub-advisor relationships will be voted by Cutler and in accordance with the sub-advisor’s proxy policies and procedures.  In the circumstance of securities owned by both sub-advisor and Cutler managed accounts, the proxies should be voted in accordance with Cutler's policy, with exceptions determined by the appropriate proxy administrator.

THE CUTLER TRUST

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)
Trust Instrument of Registrant dated October 2, 1992 (Exhibit incorporated herein by reference to Post-Effective Amendment No. 4 filed via EDGAR on March 8, 1996, accession number 0000912057-96-004156)

(b)
By-Laws of Registrant dated October 2, 1992, as amended March 12, 2004 (Exhibit incorporated herein by reference to Post-Effective Amendment No. 18 filed via EDGAR on October 29, 2004, accession number 0001275125-04-000366)

(c)	Incorporated herein by reference to Trust Instrument of Registrant (in Post-Effective Amendment No. 4 filed via EDGAR on March 8, 1996, accession number 0000912057-96-004156)

(d)	(1)
Investment Advisory Agreement between Registrant and Cutler Investment Counsel, LLC, on behalf of the Cutler Equity Fund (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 22 via EDGAR on October 29, 2007, accession number 0001144204-07-056648)

(2)
Schedule A to the Investment Advisory Agreement between Registrant and Cutler Investment Counsel, LLC, on behalf of the Cutler Fixed Income Fund (formerly the Cutler Income Fund) (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 31 via EDGAR on October 29, 2012, accession number 0001111830-12-000776)

(e)
Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 29 via EDGAR on September 28, 2012, accession number 0001111830-12-000729)

(f)	Not applicable

(g)	(1)
Custody Agreement between Registrant and US Bank, N.A. (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 19 via EDGAR on September 2, 2005, accession number 0001111830-05-000438)

(2)
First Amendment to the Custody Agreement between Registrant and US Bank, N.A. (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 29 via EDGAR on September 28, 2012, accession number 0001111830-12-000729)

(h)	(1)
Mutual Fund Services Agreement between Registrant and Ultimus Fund Solutions, LLC (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 31 via EDGAR on October 29, 2012, accession number 0001111830-12-000776)

(2)	Shareholder Service Plan adopted by Registrant (Exhibit incorporated by reference to Post-Effective Amendment No. 20 filed via EDGAR on October 27, 2006, accession number 0001111830-06-000782)

(3)	Form of Shareholder Service Agreement (Exhibit incorporated herein by reference to Post-Effective Amendment No. 18 filed via EDGAR on October 29, 2004, accession number 0001275125-04-000366)

(4)
Expense Limitation Agreement between the Registrant and Cutler Investment Counsel, LLC dated November 1, 2011 – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 31 via EDGAR on October 29, 2012, accession number 0001111830-12-000776)

(5)
Expense Limitation Agreement between the Registrant and Cutler Investment Counsel, LLC dated October 29, 2012 – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 31 via EDGAR on October 29, 2012, accession number 0001111830-12-000776)

(i)	(1)
Opinion of Counsel with respect to the Cutler Equity Fund (formerly the Cutler Value Fund) (Exhibit incorporated herein by reference to Post-Effective Amendment No. 18 filed via EDGAR on October 29, 2004, accession number 0001275235-04-000366).

(2)
Opinion of Counsel with respect to the Cutler Fixed Income Fund(formerly the Cutler Income Fund) (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 29 via EDGAR on September 28, 2012, accession number 0001111830-12-000729)

(3)
Opinion of Counsel with respect to Federal Income Tax Consequences of the Reorganization of The Elite Income Fund into the Cutler Fixed Income Fund (formerly the Cutler Income Fund) (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 29 via EDGAR on September 28, 2012, accession number 0001111830-12-000729)

(4)
Opinion of Counsel with respect to the Cutler Equity Fund (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 29 via EDGAR on September 28, 2012, accession number 0001111830-12-000729)

(j)	Consent of Independent Registered Public Accounting Firm – Filed herewith

(k)	Not applicable

(l)	Investment Representation letter (Exhibit incorporated by reference to Post-Effective Amendment No. 4 filed via EDGAR on March 8, 1996, accession number 0000912057-96-004156)

(m)	Not applicable

(n)	Not applicable

(o)	Reserved

(p)	(1)	Code of Ethics of Registrant – (Exhibit incorporated herein by reference to Post-Effective Amendment No. 28 filed via EDGAR on July 13, 2012, accession number 0001111830-12-000423)

(2)	Code of Ethics of Cutler Investment Counsel, LLC – (Exhibit incorporated herein by reference to Post-Effective Amendment No. 28 filed via EDGAR on July 13, 2012, accession number 0001111830-12-000423)

(3)	Code of Ethics of Ultimus Fund Distributors, LLC – (Exhibit incorporated herein by reference to Post-Effective Amendment No. 28 filed via EDGAR on July 13, 2012, accession number 0001111830-12-000423)

(Other Exhibits)

Powers of Attorney for John P. Cooney – (Exhibit incorporated by reference to Post-Effective Amendment No. 26 filed via EDGAR on October 28,2011, accession number 0001111830-11-00690)

Power of Attorney for Robert F. Turner – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 31 via EDGAR on October 29, 2012, accession number 0001111830-12-000776)

Power of Attorney for Edward T. Alter – Filed herewith

Item 29.	Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

The general effect of Section 10.02 of the Registrant’s Trust Instrument is to indemnify existing or former trustees and officers of the Registrant to the fullest extent permitted by law against liability and expenses.  There is no indemnification if, among other things, any such person is adjudicated liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.  This description is modified in its entirety by the provisions of Section 10.02 of the Registrant’s Trust Instrument.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

The description of Cutler Investment Counsel, LLC under the caption “Management” in both the Prospectus and the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, is incorporated by reference herein.

The following are the members and officers of Cutler Investment Counsel, LLC, including their business connections that are of a substantial nature.  The address of Cutler Investment Counsel, LLC is 525 Bigham Knoll, Jacksonville, Oregon 97530 and, unless otherwise indicated below, that address is the principal business address of any company with which the members and officers are connected.

Name	Title	Other Business Connections
Brooke Cutler Ashland	Member, Chief Executive Officer, Chief Compliance Officer, Investment Committee Member
Chief Executive Officer and President of Trustee Investment Services, Inc. (a trustee education firm); President of Bear Big Timber, LLC (farming); Chief Executive Officer of  Kids of the Kingdom, LLC (early age education)

Carol S. Fischer	Member and Director of Client Relations	None
Erich M. Patten	Member, Chief Investment Officer, Investment Committee Member and Portfolio Manager	None
Matthew C. Patten	Member, President, Investment Committee Member and Portfolio Manager	None
Xavier J. Urpi	Member and Portfolio Manager	None
William C. Beggs	Member, Senior Analyst and Assistant Chief Compliance Officer	None

Item 32.	Principal Underwriters

(a)	Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for the following registered investment companies:

Williamsburg Investment Trust	The Investment House Funds
The Berwyn Funds	Hussman Investment Trust
TFS Capital Investment Trust	Schwartz Investment Trust
Papp Investment Trust	Profit Funds Investment Trust
AlphaMark Investment Trust	Stralem Fund
Piedmont Investment Trust	Gardner Lewis Investment Trust
CM Advisors Family of Funds	The First Western Funds Trust
Ultimus Managers Trust

(b)	The following list sets forth the directors and executive officers of the Distributor. The address of the persons named below is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name	Position with Distributor	Position with Registrant
Robert G. Dorsey	President/Managing Director	Vice President
Mark J. Seger	Treasurer/Managing Director	Assistant Treasurer
Wade R. Bridge	Vice President	Assistant Secretary
Tina H. Bloom	Vice President	Secretary
Jeffrey D. Moeller	Vice President	None
Craig J. Hunt	Vice President	None
Stephen L. Preston	Vice President/Chief Compliance Officer	Assistant Vice President/AML Compliance Officer
Kristine M. Limbert	Vice President	None
Douglas K. Jones	Vice President	None
Nancy A. Aleshire	Vice President	None

(c)	Inapplicable

Item 33.	Location of Accounts and Records

Accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder, are maintained at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.  Accounts and records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant’s custodian.  Accounts and records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of Cutler Investment Counsel, LLC, the Registrant’s investment adviser.

Item 34.	Management Services Not Discussed in Parts A or B

Not applicable

Item 35.	Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville and State of Oregon, on the 28th day of October, 2013 .

THE CUTLER TRUST

By:	/s/ Erich M. Patten
Erich M. Patten, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Erich M. Patten	President (Chief Executive Officer)	October 28, 2013
Erich M. Patten

/s/ Matthew C. Patten	Treasurer (Chief Financial Officer) and Trustee	October 28, 2013
Matthew C. Patten

	Trustee	/s/ Tina H. Bloom
Edward T. Alter*		Tina H. Bloom
Attorney-in-fact*
October 28, 2013
Trustee
John P. Cooney*

Trustee
Robert F. Turner*

INDEX TO EXHIBITS

Exhibit No.	Description

28(j)	Consent of Independent Registered Public Accounting Firm

28 other	Power of Attorney – Edward T. Alter